As filed with the Securities and Exchange Commission on October 27, 2000

Securities Act File No. 2-57354

Investment Company Act File No. 811-02688

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]

Pre-Effective Amendment No.

[   ]
Post-Effective Amendment No. 26
[X]
and/ or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
[X]
Amendment No. 24
[X]
(Check appropriate box or boxes)

MERRILL LYNCH MUNICIPAL BOND FUND, INC.

(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536

(Address of Principal Executive Office) (Zip Code)
Registrant’s Telephone Number, including Area Code (609) 282-2800

Terry K. Glenn

Merrill Lynch Municipal Bond Fund, Inc.
800 Scudders Mill Road, Plainsboro, New Jersey
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Counsel for the Company: Leonard B. Mackey, Jr., Esq. CLIFFORD CHANCE ROGERS & WELLS LLP 200 Park Avenue New York, New York 10166	Michael J. Hennewinkel, Esq. FUND ASSET MANAGEMENT L.P. P.O. Box 9011 Princeton, N.J. 08543-9011

It is proposed that this filing will become effective (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b)

[ ] on (date) pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Title of Securities Being Registered: Shares of Common Stock, Class A, Class B, Class C and Class D.

                              Merrill Lynch Municipal Bond Fund, Inc.
October 27, 2000

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table  of  Contents

KEY FACTS
The Merrill Lynch Municipal Bond Fund at a Glance
Risk/Return Bar Chart
Fees and Expenses
DETAILS ABOUT THE FUND
How Each Portfolio Invests
Investment Risks
YOUR ACCOUNT
Merrill Lynch Select Pricing(SM) System
How to Buy, Sell, Transfer and Exchange Shares
How Shares are Priced
Participation in Merrill Lynch Fee-Based Programs
Dividends and Taxes
MANAGEMENT OF THE FUND
Fund Asset Management
Financial Highlights
FOR MORE INFORMATION
Shareholder Reports
Statement of Additional Information
Investment Objective and Policies
Investment Restrictions
Management of the Fund
Purchase of Shares
Redemption of Shares
Determination of Net Asset Value
Portfolio Transactions and Brokerage Commissions
Dividends and Taxes
Shareholder Services
Performance Data
Additional Information
Descriptions of Ratings
Insurance on Portfolio Securities
CONSENT OF DELOITTE & TOUCHE LLP

PAGE

KEY FACTS

Merrill Lynch Municipal Bond Fund at a Glance	3

Risk/Return Bar Chart	6

Fees and Expenses	9

DETAILS ABOUT THE FUND

How each Portfolio Invests	15

Investment Risks	18

YOUR ACCOUNT

Merrill Lynch Select PricingSM System	24

How to Buy, Sell, Transfer and Exchange Shares	30

Participation in Fee-Based Programs	34

MANAGEMENT OF THE FUND

Fund Asset Management	37

Financial Highlights	38

FOR MORE INFORMATION

Shareholder Reports	Back Cover
Statement of Additional Information	Back Cover
MERRILL LYNCH MUNICIPAL BOND FUND, INC.

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Municipal Bond  — a debt obligation issued by or on behalf of a governmental entity or other qualifying issuer that pays interest exempt from Federal income tax.

Investment Grade Securities  — fixed- income securities rated in the four highest rating categories by recognized rating agencies, including Standard & Poor’s, Moody’s Investors Service, Inc. and Fitch, Inc.

MERRILL LYNCH MUNICIPAL BOND FUND AT A GLANCE

What is the Fund’s investment objective?

The Fund consists of three separate portfolios — the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio. Each Portfolio is, in effect, a separate fund that issues its own shares. The investment objective of each Portfolio is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of such Portfolio.

What are the Fund’s main investment strategies?

Each Portfolio seeks to achieve its objective by investing at least 80% of its net assets in municipal bonds under normal circumstances. In choosing investments, each Portfolio’s management analyzes the credit quality of issuers (and insurers, in the case of the Insured Portfolio) and considers the yields available on municipal bonds with different maturities. Otherwise, the investment strategies of the Portfolios differ primarily in the quality and maturity of the municipal bonds in which they invest. None of the Portfolios can guarantee that it will achieve its objective.

The Insured Portfolio invests primarily in investment grade municipal bonds that are covered by insurance that guarantees the timely payment of principal at maturity and interest when due. The Portfolio will usually invest a majority of its assets in municipal bonds that have a maturity of five years or longer. While insurance reduces the credit risk of the Portfolio’s investments, the yield on insured bonds, and therefore the Portfolio, may be lower than it would be if the Portfolio invested in uninsured municipal bonds. Insurance does not guarantee the market value of municipal bonds in the Portfolio or the value of the Portfolio’s shares.

The National Portfolio may invest in municipal bonds rated in any rating category or unrated municipal bonds. The Portfolio will usually invest in municipal bonds that have a maturity of five years or longer. Portfolio management chooses municipal bonds that it believes offer a relatively high potential for total return relative to their total risk. Although the Portfolio may invest in municipal bonds in any rating category, Portfolio management does not presently intend to invest more than 35% of the Portfolio’s assets in municipal bonds rated below investment grade (below BBB by Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”) or below Baa by Moody’s Investors Service, Inc. (“Moody’s”)) or in unrated municipal bonds that Portfolio management believes are of comparable quality. These lower-rated obligations are commonly known as “junk bonds.” The 35% limitation

MERRILL LYNCH MUNICIPAL BOND FUND, INC.
3

Municipal Notes  — shorter-term municipal debt obligations that pay interest exempt from Federal income tax and that have a maturity that is generally one year or less.

on junk bond investments reflects only the present intention of Portfolio management, and may be changed without approval by the Board of Directors of the Fund. Therefore, it is possible that the Portfolio could invest up to 100% of its assets in junk bonds. Portfolio management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default.

The Limited Maturity Portfolio invests primarily in investment grade municipal bonds or municipal notes that have a maturity of less than four years. The value of the Portfolio’s investments will not usually be as sensitive to changes in prevailing interest rates as long-term municipal bonds because of their shorter maturities. Fluctuations in interest rates on short-term municipal bonds may, however, vary more widely than those on long-term municipal bonds from time to time.

None of the Portfolios currently contemplates investing more than 25% of its total assets in municipal bonds whose issuers are located in the same state.

Each of the Portfolios is permitted to engage in transactions in certain derivatives, such as financial futures contracts and options thereon, for hedging purposes. Each of the Portfolios may also invest in other derivatives, such as indexed and inverse floating rate obligations, for hedging purposes or to enhance income.

What are the main risks of investing in the Portfolios?

As with any mutual fund, the value of each Portfolio’s investments — and therefore the value of the Portfolio’s shares — may fluctuate. These changes may occur in response to interest rate changes or other developments that may affect the municipal bond market generally or a particular issuer or obligation. Generally, when interest rates go up, the value of municipal bonds goes down. Bonds with longer maturities are affected more by changes in interest rates than bonds with shorter maturities. Also, Portfolio management may select securities that underperform the bond market or other funds with similar investment objectives and strategies. Derivatives and high yield bonds may be volatile and subject to liquidity, leverage and credit risks. If the value of your Portfolio’s investments goes down, you may lose money.

4
MERRILL LYNCH MUNICIPAL BOND FUND, INC.

The National Portfolio is generally subject to greater risk than the other Portfolios, in part, because it may invest in junk bonds. Investing in junk bonds is riskier than investing in higher quality municipal bonds — price fluctuations may be larger and more frequent, and there is greater risk of losing both income and principal. In addition, the National Portfolio may also invest to a greater extent in municipal bonds with longer maturities and in uninsured municipal bonds.

Who should invest?

One of the Portfolios of the Fund may be an appropriate investment for you if you:

•	Are looking for an investment that provides current income exempt from Federal income tax

•	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in municipal bonds

•	Are looking for liquidity

•	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of municipal bonds in general

The National Portfolio may be an appropriate investment for you if, in addition to the first four factors outlined above, you:

•	Are willing to accept the risk of greater loss of income and principal

The Limited Maturity Portfolio may be an appropriate investment for you if, in addition to the first four factors outlined above, you:

•	Are investing with shorter-term goals in mind

MERRILL LYNCH MUNICIPAL BOND FUND, INC.

5

RISK/RETURN BAR CHART FOR THE INSURED PORTFOLIO

The bar chart and table shown below provide an indication of the risks of investing in the Insured Portfolio. The bar chart shows changes in the Insured Portfolio’s performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Insured Portfolio’s shares for the periods shown with those of the Lehman Brothers Municipal Bond Index. How the Insured Portfolio performed in the past is not necessarily an indication of how the Insured Portfolio will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 7.31% (quarter ended March 31, 1995) and the lowest return for a quarter was -6.55% (quarter ended March 31, 1994). The Portfolio’s year-to-date return as of September 30, 2000 was 6.21%.

			Past
Average Annual Total Returns (as of the	Past	Past	Ten Years/
calendar year ended	One	Five	Since
December 31, 1999)	Year	Years	Inception

Municipal Bond Insured Portfolio* — Class A	-9.02%	4.91%	5.75%
Lehman Brothers Municipal Bond Index**	-2.06%	6.91%	6.89%

Municipal Bond Insured Portfolio* — Class B	-9.60%	4.95%	5.38%
Lehman Brothers Municipal Bond Index**	-2.06%	6.91%	6.89%

Municipal Bond Insured Portfolio* — Class C	-7.00%	4.90%	4.63	%†
Lehman Brothers Municipal Bond Index**	-2.06%	6.91%	6.75	%††

Municipal Bond Insured Portfolio* — Class D	-9.37%	4.62%	4.39	%†
Lehman Brothers Municipal Bond Index**	-2.06%	6.91%	6.75	%††

*	Includes sales charge.

**	This unmanaged Index consists of revenue bonds, prefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. Past performance is not predictive of future performance.

†	Inception date is October 21, 1994.

††	Since October 31, 1994.

6
MERRILL LYNCH MUNICIPAL BOND FUND, INC.

RISK/RETURN BAR CHART FOR THE NATIONAL PORTFOLIO

The bar chart and table shown below provide an indication of the risks of investing in the National Portfolio. The bar chart shows changes in the National Portfolio’s performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the National Portfolio’s shares for the periods shown with those of the Lehman Brothers Municipal Bond Index. How the National Portfolio performed in the past is not necessarily an indication of how the National Portfolio will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 6.95% (quarter ended March 31, 1995) and the lowest return for a quarter was -6.07% (quarter ended March 31, 1994). The Portfolio’s year-to-date return as of September 30, 2000 was 6.75%.

			Past
Average Annual Total Returns (as of the	Past	Past	Ten Years/
calendar year ended	One	Five	Since
December 31, 1999)	Year	Years	Inception

Municipal Bond National Portfolio* — Class A	-9.20%	5.27%	5.89%
Lehman Brothers Municipal Bond Index**	-2.06%	6.91%	6.89%

Municipal Bond National Portfolio* — Class B	-9.70%	5.36%	5.53%
Lehman Brothers Municipal Bond Index**	-2.06%	6.91%	6.89%

Municipal Bond National Portfolio* — Class C	-7.16%	5.29%	4.80	%†
Lehman Brothers Municipal Bond Index**	-2.06%	6.91%	6.75	%††

Municipal Bond National Portfolio* — Class D	-9.42%	5.03%	4.58	%†
Lehman Brothers Municipal Bond Index**	-2.06%	6.91%	6.75	%††

*	Includes sales charge.

**	This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. Past performance is not predictive of future performance.

†	Inception date is October 21, 1994.

††	Since October 31, 1994.

MERRILL LYNCH MUNICIPAL BOND FUND, INC.
7

RISK/RETURN BAR CHART FOR THE LIMITED MATURITY PORTFOLIO

The bar chart and table shown below provide an indication of the risks of investing in the Limited Maturity Portfolio. The bar chart shows changes in the Limited Maturity Portfolio’s performance for Class A shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Limited Maturity Portfolio’s shares for the periods shown with those of the Lehman Brothers Municipal Bond Index and the Lehman Brothers 3-year General Obligation Bond Index. How the Limited Maturity Portfolio performed in the past is not necessarily an indication of how the Limited Maturity Portfolio will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 2.27% (quarter ended December 31, 1991) and the lowest return for a quarter was –0.20% (quarter ended March 31, 1994). The Portfolio’s year-to-date return as of September 30, 2000 was 3.38%.

			Past
Average Annual Total Returns (as of the	Past	Past	Ten Years/
calendar year ended	One	Five	Since
December 31, 1999)	Year	Years	Inception

Municipal Bond Limited Maturity* — Class A	1.02%	3.93%	4.43%
Lehman Brothers Municipal Bond Index**	-2.06%	6.91%	6.89%
Lehman Brothers 3-year General Obligation Bond Index***	1.92%	5.16%	5.61%

Municipal Bond Limited Maturity* — Class B	0.69%	3.76%	3.47%	†
Lehman Brothers Municipal Bond Index**	-2.06%	6.91%	6.10%	††
Lehman Brothers 3-year General Obligation Bond Index***	1.92%	5.16%	4.76%	††

Municipal Bond Limited Maturity* — Class C	0.68%	3.66%	3.54%	†††
Lehman Brothers Municipal Bond Index**	-2.06%	6.91%	6.75%	††††
Lehman Brothers 3-year General Obligation Bond Index***	1.92%	5.16%	5.03%	††††

Municipal Bond Limited Maturity* — Class D	0.92%	3.82%	3.70%	†††
Lehman Brothers Municipal Bond Index**	-2.06%	6.91%	6.75%	††††
Lehman Brothers 3-year General Obligation Bond Index***	1.92%	5.16%	5.03%	††††

*	Includes sales charge.

**	This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. Past performance is not predictive of future performance.

***	This unmanaged Index consists of state and local government obligation bonds that mature in 3 to 4 years, rated Baa or better. Past performance is not predictive of future performance.

†	Inception date is November 2, 1992.

††	Since October 31, 1992.

†††	Inception date is October 21, 1994.

††††	Since October 31, 1994.

8
MERRILL LYNCH MUNICIPAL BOND FUND, INC.

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which each Portfolio may charge:

Expenses paid directly by the shareholder:

Shareholder fees  — these include sales charges which you may pay when you buy or sell shares of a Portfolio.

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating a Portfolio.

Management Fee  — a fee paid to the Investment Adviser for managing a Portfolio.

Distribution Fees  — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Consultants and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

FEES AND EXPENSES FOR THE INSURED PORTFOLIO

Each Portfolio offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

These tables show the different fees and expenses that you may pay if you buy and hold the different classes of shares of each Portfolio. Future expenses may be greater or less than those indicated below.

	Insured Portfolio

Shareholder Fees: (fees paid directly from your investment)(a):	Class A	Class B(b)	Class C	Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.00%(c)	None	None	4.00%(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	4.00%(c)	1.00%(c)	None(d)

Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Portfolio Operating Expenses: (expenses that are deducted from Portfolio assets):

Management Fee(e)	0.37%	0.37%	0.37%	0.37%

Distribution and/or Service (12b-1) Fees(f)	None	0.75%	0.80%	0.25%

Other Expenses (including transfer agency fees)(g)	0.06%	0.07%	0.07%	0.06%

Total Annual Portfolio Operating Expenses	0.43%	1.19%	1.24%	0.68%

(a)	Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.

(b)	Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.

(c)	Some investors may qualify for reductions in the sales charge (load).

(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e)	The Fund pays the Investment Adviser fees at annual rates that decrease as the total assets of the Fund’s three Portfolios increase above certain levels. The fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates applicable to portions of the assets of each Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $400 million, $550 million and $1.5 billion (each such amount being a “breakpoint level”). These annual fee rates range from 0.40% to 0.35% for the Insured Portfolio, 0.50% to 0.475% for the National Portfolio and 0.40% to 0.325% for the Limited Maturity Portfolio. For the fiscal year ended June 30, 2000, the Investment Adviser received a fee equal to 0.41% of the aggregate of the average daily net assets of the three combined Portfolios.

(f)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(g)	The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent’s out-of-pocket expenses. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended June 30, 2000, the Fund paid the Transfer Agent fees totaling $445,760 for the Insured Portfolio. The Investment Adviser provides accounting services to the Fund at its cost. For the fiscal year ended June 30, 2000, the Fund reimbursed the Investment Adviser $222,800 for these services for the Insured Portfolio.

MERRILL LYNCH MUNICIPAL BOND FUND, INC.
9

Examples:

These examples are intended to help you compare the cost of investing in the Insured Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Insured Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Insured Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$442	$533	$631	$921

Class B	$521	$578	$654	$1,443

Class C	$226	$393	$681	$1,500

Class D	$467	$609	$764	$1,213

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$442	$533	$631	$921

Class B	$121	$378	$654	$1,443

Class C	$126	$393	$681	$1,500

Class D	$467	$609	$764	$1,213

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MERRILL LYNCH MUNICIPAL BOND FUND, INC.

FEES AND EXPENSES FOR THE NATIONAL PORTFOLIO

	National Portfolio

Shareholder Fees: (fees paid directly from your
investment)(a):	Class A	Class B(b)	Class C	Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.00%(c)	None	None	4.00%(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	4.0%(c)	1.0%(c)	None(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Portfolio Operating Expenses: (expenses that are deducted from Portfolio assets):

Management Fee(e)	0.48%	0.48%	0.48%	0.48%

Distribution and/or Service (12b-1) Fees(f)	None	0.75%	0.80%	0.25%

Other Expenses (including transfer agency fees)(g)	0.08%	0.09%	0.09%	0.08%

Total Annual Portfolio Operating Expenses	0.56%	1.32%	1.37%	0.81%

(a)	Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.

(b)	Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.

(c)	Some investors may qualify for reductions in the sales charge (load).

(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e)	The Fund pays the Investment Adviser fees at annual rates that decrease as the total assets of the Fund’s three Portfolios increase above certain levels. The fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates applicable to portions of the assets of each Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $400 million, $550 million and $1.5 billion (each such amount being a “breakpoint level”). These annual fee rates range from 0.40% to 0.35% for the Insured Portfolio, 0.50% to 0.475% for the National Portfolio and 0.40% to 0.325% for the Limited Maturity Portfolio. For the fiscal year ended June 30, 2000, the Investment Adviser received a fee equal to 0.41% of the aggregate of the average daily net assets of the three combined Portfolios.

(f)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(g)	The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent’s out-of-pocket expenses. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended June 30, 2000, the Fund paid the Transfer Agent fees totaling $456,342 for the National Portfolio. The Investment Adviser provides accounting services to the Fund at its cost. For the fiscal year ended June 30, 2000, the Fund reimbursed the Investment Adviser $173,375 for these services for the National Portfolio.

MERRILL LYNCH MUNICIPAL BOND FUND, INC.
11

Examples:

These examples are intended to help you compare the cost of investing in the National Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the National Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the National Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$455	$572	$700	$1,073

Class B	$534	$618	$723	$1,590

Class C	$239	$434	$750	$1,646

Class D	$479	$648	$832	$1,362

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$455	$572	$700	$1,073

Class B	$134	$418	$723	$1,590

Class C	$139	$434	$750	$1,646

Class D	$479	$648	$832	$1,362

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MERRILL LYNCH MUNICIPAL BOND FUND, INC.

FEES AND EXPENSES FOR THE LIMITED MATURITY PORTFOLIO

	Limited Maturity Portfolio

Shareholder Fees: (fees paid directly from your	Class A	Class	Class C	Class D
investment)(a):		B(b)

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	1.00%(c)	None	None	1.00%(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	1.0%(c)	1.0%(c)	None(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Portfolio Operating Expenses: (expenses that are deducted from Portfolio assets):

Management Fee(e)	0.34%	0.34%	0.34%	0.34%

Distribution and/or Service (12b-1) Fees(f)	None	0.35%	0.35%	0.10%

Other Expenses (including transfer agency fees)(g)	0.06%	0.07%	0.07%	0.06%

Total Annual Portfolio Operating Expenses	0.40%	0.76%	0.76%	0.50%

(a)	Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.

(b)	Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.

(c)	Some investors may qualify for reductions in the sales charge (load).

(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e)	The Fund pays the Investment Adviser fees at annual rates that decrease as the total assets of the Fund’s three Portfolios increase above certain levels. The fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates applicable to portions of the assets of each Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $400 million, $550 million and $1.5 billion (each such amount being a “breakpoint level”). These annual fee rates range from 0.40% to 0.35% for the Insured Portfolio, 0.50% to 0.475% for the National Portfolio and 0.40% to 0.325% for the Limited Maturity Portfolio. For the fiscal year ended June 30, 2000, the Investment Adviser received a fee equal to 0.41% of the aggregate of the average daily net assets of the three combined Portfolios.

(f)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(g)	The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent’s out-of-pocket expenses. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended June 30, 2000, the Fund paid the Transfer Agent fees totaling $73,657 for the Limited Maturity Portfolio. The Investment Adviser provides accounting services to the Fund at its cost. For the fiscal year ended June 30, 2000, the Fund reimbursed the Investment Adviser $20,681 for these services for the Limited Maturity Portfolio.

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Examples:

These examples are intended to help you compare the cost of investing in the Limited Maturity Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Limited Maturity Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Limited Maturity Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$141	$227	$322	$600

Class B	$178	$243	$422	$942

Class C	$178	$243	$422	$942

Class D	$151	$259	$377	$722

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$141	$227	$322	$600

Class B	$78	$243	$422	$942

Class C	$78	$243	$422	$942

Class D	$151	$259	$377	$722

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MERRILL LYNCH MUNICIPAL BOND FUND, INC.

HOW EACH PORTFOLIO INVESTS

The main goal of each Portfolio is current income exempt from Federal income tax. Each Portfolio invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, each Portfolio maintains at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Because of its emphasis on municipal bonds, each Portfolio should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment plan.

Each Portfolio may invest up to 20% of its assets on a temporary basis in taxable money market securities that have a maturity of one year or less. The Portfolios make these investments for liquidity purposes or as a temporary investment pending an investment in municipal bonds. As a temporary measure for defensive purposes, each Portfolio may invest without limitation in taxable money market securities. These investments may prevent a Portfolio from meeting its investment objective.

Investments in taxable money market securities may cause a Portfolio to have taxable investment income. Each Portfolio may also realize capital gains on the sale of its municipal bonds (and other securities it holds). These capital gains will be taxable regardless of whether they are derived from a sale of municipal bonds.

Each Portfolio’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

The Portfolios may use derivatives including futures, options, indexed securities and inverse securities. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Municipal Bond Index.

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ABOUT THE PORTFOLIO MANAGER OF THE INSURED PORTFOLIO

Robert A. DiMella is a Vice President and portfolio manager of the Insured Portfolio. Mr. DiMella has been a Vice President of Merrill Lynch Investment Managers since 1997 and was Assistant Vice President from 1995 to 1997. He was an Assistant Portfolio Manager of Merrill Lynch Investment Managers from 1993 to 1995.

ABOUT THE INVESTMENT ADVISER

The Fund is managed by Fund Asset Management.

Portfolio management considers a variety of factors when choosing investments, such as:

•	Credit Quality Of Issuers — based on bond ratings and other factors including economic and financial conditions.

•	Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).

•	Maturity Analysis — the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

In addition, Portfolio management considers the availability of features that protect against an early call of a bond by the issuer.

INSURED PORTFOLIO

The Insured Portfolio invests primarily in investment grade municipal bonds covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Under normal circumstances, the Portfolio expects to invest at least 65% of its assets in municipal bonds covered by such insurance. Either the issuer of the bond or the Portfolio purchases the insurance. The Portfolio will usually invest a majority of its assets in municipal bonds that have a maturity of five years or longer.

While insurance reduces the credit risk of the Portfolio’s investments, the yield on insured bonds, and therefore the Portfolio, may be lower than it would be if the Portfolio invested in uninsured municipal bonds. Insurance does not guarantee the market value of municipal bonds in the Portfolio or the value of the Portfolio’s shares.

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ABOUT THE PORTFOLIO MANAGER OF THE NATIONAL PORTFOLIO

Walter O’Connor is a Vice President and a portfolio manager of the National Portfolio. Mr. O’Connor has been a Director (Municipal Tax-Exempt) of Merrill Lynch Investment Managers since 1997 and was a Vice President from 1993 to 1997.

NATIONAL PORTFOLIO

The National Portfolio may invest in municipal bonds rated in any rating category or unrated municipal bonds. The Portfolio will usually invest in municipal bonds that have a maturity of five years or longer. Portfolio management will choose municipal bond investments that it believes offer a relatively high potential for total return relative to their total risk. Although the Portfolio’s investment policies are not governed by specific rating categories, Portfolio management does not presently intend to invest more than 35% of the Portfolio’s assets in municipal bonds rated below investment grade (below BBB by S&P or Fitch, or below Baa by Moody’s) or unrated municipal bonds that Portfolio management believes are of comparable quality. These lower-rated obligations are commonly known as “junk bonds.” The 35% limitation on junk bond investments reflects only the present intention of Portfolio management, and may be changed without approval by the Board of Directors of the Fund. Therefore, it is possible that the Portfolio could invest up to 100% of its assets in junk bonds. The Portfolio will not invest in municipal bonds rated in the lowest rating categories (CC or lower by S&P or Fitch, or Ca or lower by Moody’s) unless Portfolio management believes those ratings do not accurately reflect the financial condition of the issuer or other factors affecting the creditworthiness of the bonds. Portfolio management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default.

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ABOUT THE PORTFOLIO MANAGER OF THE LIMITED MATURITY PORTFOLIO

Peter J. Hayes is a Vice President and a portfolio manager of the Limited Maturity Portfolio. Mr. Hayes has served as First Vice President of Merrill Lynch Investment Managers since 1997 and was a Vice President from 1988 to 1997.

LIMITED MATURITY PORTFOLIO

The Limited Maturity Portfolio invests primarily in investment grade municipal bonds or notes, including variable rate demand obligations, that have a maturity of less than four years. Under normal circumstances, the Portfolio expects to invest at least 65% of its assets in such bonds or notes. Certain municipal bonds that the Portfolio purchases may have a maturity of greater than four years, but allow the Portfolio to require the issuer to redeem the bonds within four years. The Portfolio treats these bonds as having a maturity of less than four years. The value of the Portfolio’s investments generally will not be as sensitive to changes in prevailing interest rates because of their shorter maturities. Fluctuations in interest rates on short-term municipal bonds may, however, vary more widely than those on long-term municipal bonds from time to time.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Portfolios. As with any mutual fund, there can be no guarantee that any Portfolio will meet its goals or that any Portfolio’s performance will be positive for any period of time.

Bond Market and Selection Risk — Bond market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Portfolio management selects will underperform the market or other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk — Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when

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interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Call and Redemption Risk — A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond a Portfolio holds, the Portfolio may lose income and may have to invest the proceeds in bonds with lower yields.

Borrowing and Leverage — Each Portfolio may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Portfolio’s shares and in the yield on a Portfolio’s holdings. Borrowing will cost a Portfolio interest expense and other fees. The costs of borrowing may reduce a Portfolio’s return. Certain securities that a Portfolio buys may create leverage including, for example, when-issued securities, forward commitments and options.

Risks associated with certain types of obligations in which one or more of the Portfolios may invest include:

General Obligation Bonds — The faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities.

Industrial Development Bonds — Municipalities and other public authorities issue industrial development bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Portfolio may not receive any income or get its money back from the investment.

Junk Bonds — Only the National Portfolio invests in junk bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Portfolio management believes are of
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comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Portfolio. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Insured Municipal Bonds  — Insurance guarantees that interest payments on a bond will be made on time and that the principal will be repaid when the bond matures. Either the issuer of the bond or the Portfolio purchases the insurance. Insurance is expected to protect a Portfolio against losses caused by a bond issuer’s failure to make interest and principal payments. However, insurance does not protect a Portfolio or its shareholders against losses caused by declines in a bond’s value. Also, a Portfolio cannot be certain that any insurance company will make the payments it guarantees. A Portfolio may lose money on its investment if the insurance company does not make these payments. In addition, if a Portfolio purchases the insurance, it must pay the premiums, which will reduce the Portfolio’s yield. Each Portfolio intends to use only insurance companies that have an AAA credit rating from S&P or Fitch, or an Aaa credit rating from Moody’s. However, if insurance with these ratings is not available, a Portfolio may use insurance companies with lower ratings or stop purchasing insurance or insured bonds. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Moral Obligation Bonds  — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, the repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes  — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Portfolio may lose money.

Municipal Lease Obligations  — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated

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to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, it may be difficult to sell the property and the proceeds of a sale may not cover the Portfolio’s loss.

Variable Rate Demand Obligations — Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Portfolio may lose money.

Derivatives  — Each Portfolio may use derivatives, including indexed and inverse floating rate securities, options on portfolio positions, options on securities or other financial indices, and financial futures and options on such futures. Derivatives allow the Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Each Portfolio may use derivatives for hedging purposes including anticipatory hedges. Hedging is a strategy in which the Portfolio uses a derivative to offset the risks associated with other Portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Portfolio, in which case any losses

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on the holdings being hedged may not be reduced. There can be no assurance that the Portfolio’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. None of the Portfolios is required to use hedging and each may choose not to do so.

Indexed and Inverse Floating Rate Securities— Each of the Portfolios may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Portfolios may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Portfolios to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate which effectively leverages the Portfolio’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, taxexempt securities. Indexed securities and inverse floaters are derivative securities and can be considered speculative.

When-Issued Securities, Delayed-Delivery Securities and Forward Commitments — When-issued and delayed-delivery securities and forward commitments involve the risk that the security a Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Portfolio loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security’s price.

Illiquid Investments — Each Portfolio may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Portfolio buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

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STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

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MERRILL LYNCH SELECT PRICING SM SYSTEM

Each Portfolio offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25% for the Insured Portfolio and National Portfolio, and an account maintenance fee of 0.10% for the Limited Maturity Portfolio. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Portfolio shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Portfolio shares or for shareholder servicing activities.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to an account maintenance fee of 0.25% for the Insured Portfolio and National Portfolio, and 0.15% for the Limited Maturity Portfolio on an ongoing basis. In addition, if you select Class B or C shares of the Insured Portfolio or National Portfolio you will be subject to a distribution fee of 0.50% for Class B shares and 0.55% for Class C shares. If you select Class B and C shares of the Limited Maturity Portfolio you will be subject to a distribution fee of 0.20%. Because these fees are paid out of each Portfolio’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. You may also be subject to a deferred sales charge when you sell Class B or C shares of a Portfolio.

Class C shares of the Limited Maturity Portfolio are offered only through the exchange privilege and may only be purchased through exchange of the Class C shares of another Portfolio or another fund using the Merrill Lynch Select PricingSM System.

Each Portfolio’s shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch.

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MERRILL LYNCH MUNICIPAL BOND FUND, INC.

The table below summarizes key features of the Merrill Lynch Select Pricing SM System.

	Class A	Class B	Class C	Class D

Availability	Limited to certain investors including: • Current Class A shareholders • Participants in certain Merrill Lynch sponsored programs • Certain affiliates of Merrill Lynch, selected securities dealers and other financial intermediaries	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries. Shares of the Limited Maturity Portfolio are available only through the Exchange Privilege.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.

Deferred Sales Charge?	No. (May be charged for purchases over $1,000,000 that are redeemed within one year of purchase.)	Yes. Payable if you redeem within four years of purchase for the Insured Portfolio and the National Portfolio or within one year of purchase for the Limited Maturity Portfolio.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1,000,000 that are redeemed within one year of purchase.)

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee for the Insured Portfolio and National Portfolio, 0.15% for the Limited Maturity Portfolio. 0.50% Distribution Fee for the Insured Portfolio and National Portfolio, and 0.20% Distribution Fee for the Limited Maturity Portfolio.	0.25% Account Maintenance Fee for the Insured Portfolio and National Portfolio, 0.15% for the Limited Maturity Portfolio. 0.55% Distribution Fee for the Insured Portfolio and National Portfolio, and 0.20% Distribution Fee for the Limited Maturity Portfolio.	0.25% Account Maintenance Fee for the Insured Portfolio and National Portfolio, and a 0.10% Account Maintenance Fee for the Limited Maturity Portfolio. No Distribution Fee.

Conversion to Class D shares?	No.	Yes, automatically after approximately ten years.	No.	No.

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Class A and Class D Shares — Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

Insured Portfolio and National Portfolio

			Dealer
			Compensation
	As a % of	As a % of	as a % of
Your Investment	Offering Price	Your Investment*	Offering Price

Less than $25,000	4.00%	4.17%	3.75%

$25,000 but less than $50,000	3.75%	3.90%	3.50%

$50,000 but less than $100,000	3.25%	3.36%	3.00%

$100,000 but less than $250,000	2.50%	2.56%	2.25%

$250,000 but less than $1,000,000	1.50%	1.52%	1.25%

$1,000,000 and over**	0.00%	0.00%	0.00%

Limited Maturity Portfolio

			Dealer
			Compensation
	As a % of	As a % of	as a % of
Your Investment	Offering Price	Your Investment*	Offering Price

Less than $100,000	1.00%	1.01%	0.95%

$100,000 but less than $250,000	0.75%	0.76%	0.70%

$250,000 but less than $500,000	0.50%	0.50%	0.45%

$500,000 but less than $1,000,000	0.30%	0.30%	0.27%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.

**	If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% (for the Insured Portfolio and National Portfolio) or 0.20% (for the Limited Maturity Portfolio). Such deferred sales charge may be waived in connection with certain fee-based programs.

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MERRILL LYNCH MUNICIPAL BOND FUND, INC.

Right of Accumulation  — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select PricingSM options.

Letter of Intent  — permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13 month period. Certain restrictions apply.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent

•	Merrill Lynch Blueprint SM Program participants
•	TMA SM Managed Trusts
•	Certain Merrill Lynch investment or central asset accounts

•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

•	Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to an account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant, selected securities dealer, other financial intermediary or the Fund’s Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years (or within one year for the Limited Maturity Portfolio) after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay account maintenance fees of 0.25% (or 0.15% for Class B and C shares of the

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Limited Maturity Portfolio) and distribution fees each year under a distribution plan that the Fund has adopted under Rule 12b-1. If you invest in the Insured Portfolio or National Portfolio, you will pay distribution fees for your Class B and C shares in the amount of 0.50% or 0.55%, respectively, of your investment each year. Distribution fees for Class B and Class C shares of the Limited Maturity Portfolio are 0.20% each year. Because these fees are paid out of each Portfolio’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary who assists you in purchasing Portfolio shares.

Class B Shares

If you redeem Class B shares within four years (or within one year for the Limited Maturity Portfolio) after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedules:

Insured Portfolio and National Portfolio

Years Since Purchase	Sales Charge*

0 – 1	4.00%

1 – 2	3.00%

2 – 3	2.00%

3 – 4	1.00%

4 and thereafter	0.00%

Limited Maturity Portfolio

Year Since Purchase	Sales Charge*

0 – 1	1.00%

1 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends or distributions are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

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The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates

•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Portfolio shares are held

•	Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Portfolio’s ten year conversion schedule will apply. If you exchange your Class B shares in a Portfolio for Class B shares of a fund with a shorter conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you

MERRILL LYNCH MUNICIPAL BOND FUND, INC.
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redeem shares that you acquire through reinvestment of Fund dividends or distributions. The deferred sales charge relating to Class C shares may be reduced or waived in connection with participation in certain Merrill Lynch fee-based programs, involuntary termination of an account in which Portfolio shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. The involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

30
MERRILL LYNCH MUNICIPAL BOND FUND, INC.

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the Merrill Lynch Select PricingSM System table on page 24. Be sure to read this prospectus carefully.

Next, determine the amount of your investment	The minimum initial investment for a Portfolio is $1,000 for all accounts except:
   • $500 for Employee AccessSM Accounts
   • $250 for certain Merrill Lynch fee-based programs
   • $100 for Merrill Lynch BlueprintSM Program
(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed by the close of business on the New York Stock Exchange (generally 4:00 pm Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
Purchase orders placed after that time will be priced at the net asset value determined on the next business day. Each Portfolio may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 for all accounts except that certain programs, such as automatic investment plans, may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends and capital gains distributions are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of a Portfolio only to another securities dealer that has entered into an agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

MERRILL LYNCH MUNICIPAL BOND FUND, INC.
31

If You Want to	Your Choices	Information Important for You to Know

Transfer Shares to Another Securities Dealer or Other Financial Intermediary (continued)	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.

Sell Your Shares	Have your Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.
Securities dealers or other financial intermediaries, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares held by the Transfer Agent.
The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required, but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.
You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-MER-FUND for details.

32
MERRILL LYNCH MUNICIPAL BOND FUND, INC.

If You Want to	Your Choices	Information Important for You to Know

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Portfolio shares in a Merrill Lynch CMA® or CBA® Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi- monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends and other distributions automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Consultant or other financial intermediary for details.

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	You can exchange your shares of a Portfolio for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.
Each class of Portfolio shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares (and are not eligible to buy Class A shares), you will exchange into Class D shares.
Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or D shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or C shares of a Portfolio will be exchanged for Class B shares of Summit.
To exercise the exchange privilege contact your Merrill Lynch Financial Consultant or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.
Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

MERRILL LYNCH MUNICIPAL BOND FUND, INC.
33

Net Asset Value  — the market value of a Portfolio’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. Each Portfolio calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Class B shares will have a higher NAV than Class C shares because Class B shares have lower distribution expenses than Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

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MERRILL LYNCH MUNICIPAL BOND FUND, INC.

Dividends  — exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Portfolio shares as they are paid.

“BUYING A DIVIDEND”

You may want to avoid buying shares shortly before a Portfolio pays a dividend although the impact on you will be significantly less than if you were invested in a fund paying fully taxable dividends. The reason? If you buy shares when a fund has realized but not yet distributed taxable ordinary income (if any) or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the particular Portfolio or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

Each Portfolio will distribute any net investment income monthly, and any net realized long or short term capital gains at least annually. Each Portfolio may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Consultant, selected securities dealer, other financial intermediary or the Transfer Agent.

To the extent that the dividends distributed by a Portfolio are from municipal bond interest income, they are exempt from Federal income tax but may be subject to state and local taxes. Certain investors may be subject to a Federal alternative minimum tax on dividends received from a Portfolio. Interest income from other investments may produce taxable dividends. Dividends derived from capital gains realized by a Portfolio will be subject to Federal tax.

Generally, within 60 days after the end of the Fund’s taxable year, each Portfolio will tell you the amount of exempt-interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares. The tax treatment of dividends from a Portfolio is the same whether you choose to receive them in cash or to have them reinvested in shares of the Portfolio.

MERRILL LYNCH MUNICIPAL BOND FUND, INC.
35

If you redeem Portfolio shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gains are generally taxed at different rates than ordinary income dividends.

By law, Portfolios must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current federal tax law of an investment in a Portfolio. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Portfolio under all applicable tax laws.

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MERRILL LYNCH MUNICIPAL BOND FUND, INC.

FUND ASSET MANAGEMENT

Fund Asset Management, L.P., the Fund’s Investment Adviser, manages the Fund’s investments and its business operations under the overall supervision of the Fund’s Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Portfolios.

Set forth below is the advisory fee paid by each Portfolio for the fiscal year ended June 30, 2000, as a percentage of the average daily net assets of the relevant Portfolio.

Advisory Fee
Paid For Fiscal
Year Ended
June 30, 2000*

Insured Portfolio	0.37%

National Portfolio	0.48%

Limited Maturity Portfolio	0.34%

*  As a % of average daily net assets.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates, including Merrill Lynch Investment Managers, had approximately $571 billion in investment company and other portfolio assets under management as of September 2000. This amount includes assets managed for Merrill Lynch affiliates.

MERRILL LYNCH MUNICIPAL BOND FUND, INC.
37

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the indicated Portfolio (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with each Portfolio’s financial statements, are included in the Fund’s annual reports to Shareholders, which are available upon request.

	Insured Portfolio

	Class A

	For the Year Ended June 30,
Increase (Decrease) in Net
Asset Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$7.79	$8.25	$8.06	$7.91	$7.92

Investment income — net	.40	.41	.43	.45	.44

Realized and unrealized gain (loss) on investments — net	(.32)	(.27)	.20	.15	(.01)

Total from investment operations	.08	.14	.63	.60	.43

Less dividends and distributions:
Investment income — net	(.40)	(.41)	(.43)	(.45)	(.44)
Realized gain on investments — net	—	(.19)	(.01)	—	—
In excess of realized gain on investments — net	(.11)	—	—	—	—

Total dividends and distributions	(.51)	(.60)	(.44)	(.45)	(.44)

Net asset value, end of year	$7.36	$7.79	$8.25	$8.06	$7.91

Total Investment Return:*

Based on net asset value per share	1.21%	1.56%	8.05%	7.72%	5.51%

Ratios to Average Net Assets:

Expenses	0.43%	.42%	.42%	.44%	.43%

Investment income — net	5.33%	5.02%	5.29%	5.58%	5.55%

Supplemental Data:

Net assets, end of year (in thousands)	$972,420	$1,216,346	$1,377,025	$1,441,785	$1,572,835

Portfolio turnover	94.08%	86.35%	102.89%	74.40%	78.49%

* Total investment returns exclude the effects of sales charges.
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MERRILL LYNCH MUNICIPAL BOND FUND, INC.

FINANCIAL HIGHLIGHTS (continued)

	Insured Portfolio

	Class B

	For the Year Ended June 30,
Increase (Decrease) in Net Asset
Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$7.78	$8.24	$8.05	$7.91	$7.92

Investment income — net	.34	.35	.37	.39	.38

Realized and unrealized gain (loss) on investments — net	(.31)	(.27)	.20	.14	(.01)

Total from investment operations	.03	.08	.57	.53	.37

Less dividends and distributions:
Investment income — net	(.34)	(.35)	(.37)	(.39)	(.38)
Realized gain on investments — net	—	(.19)	(.01)	—	—
In excess of realized gain on investments — net	(.11)	—	—	—	—

Total dividends and distributions	(.45)	(.54)	(.38)	(.39)	(.38)

Net asset value, end of year	$7.36	$7.78	$8.24	$8.05	$7.91

Total Investment Return:*

Based on net asset value per share	.57%	.79%	7.24%	6.78%	4.71%

Ratios to Average Net Assets:

Expenses	1.19%	1.18%	1.18%	1.19%	1.19%

Investment income — net	4.56%	4.26%	4.53%	4.82%	4.80%

Supplemental Data:

Net assets, end of year (in thousands)	$276,154	$414,135	$498,624	$560,105	$723,090

Portfolio turnover	94.08%	86.35%	102.89%	74.40%	78.49%

*	Total investment returns exclude the effects of sales charges.
MERRILL LYNCH MUNICIPAL BOND FUND, INC.
39

FINANCIAL HIGHLIGHTS (continued)

	Insured Portfolio

	Class C

	For the Year Ended June 30,
Increase (Decrease) in Net Asset
Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$7.78	$8.24	$8.06	$7.91	$7.92

Investment income — net	.34	.34	.37	.38	.38

Realized and unrealized gain (loss) on investments — net	(.31)	(.27)	.19	.15	(.01)

Total from investment operations	.03	.07	.56	.53	.37

Less dividends and distributions:
Investment income — net	(.34)	(.34)	(.37)	(.38)	(.38)
Realized gain on investments — net	—	(.19)	(.01)	—	—
In excess of realized gain on investments — net	(.11)	—	—	—	—

Total dividends and distributions	(.45)	(.53)	(.38)	(.38)	(.38)

Net asset value, end of year	$7.36	$7.78	$8.24	$8.06	$7.91

Total Investment Return:*

Based on net asset value per share	.52%	.74%	7.05%	6.86%	4.65%

Ratios to Average Net Assets:

Expenses	1.24%	1.23%	1.23%	1.25%	1.24%

Investment income — net	4.52%	4.21%	4.48%	4.77%	4.75%

Supplemental Data:

Net assets, end of year (in thousands)	$12,856	$16,850	$14,623	$11,922	$18,936

Portfolio turnover	94.08%	86.35%	102.89%	74.40%	78.49%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Insured Portfolio

	Class D

	For the Year Ended June 30,
Increase (Decrease) in Net Asset
Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$7.79	$8.24	$8.06	$7.91	$7.92

Investment income — net	.38	.39	.41	.43	.42

Realized and unrealized gain (loss) on investments — net	(.32)	(.26)	.19	.15	(.01)

Total from investment operations	.06	.13	.60	.58	.41

Less dividends and distributions:
Investment income — net	(.38)	(.39)	(.41)	(.43)	(.42)
Realized gain on investments — net	—	(.19)	(.01)	—	—
In excess of realized gain on investments — net	(.11)	—	—	—	—

Total dividends and distributions	(.49)	(.58)	(.42)	(.43)	(.42)

Net asset value, end of year	$7.36	$7.79	$8.24	$8.06	$7.91

Total Investment Return:*

Based on net asset value per share	.96%	1.43%	7.65%	7.46%	5.25%

Ratios to Average Net Assets:

Expenses	.68%	.67%	.67%	.69%	.68%

Investment income — net	5.10%	4.77%	5.03%	5.33%	5.31%

Supplemental Data:

Net assets, end of year (in thousands)	$99,326	$81,238	$48,706	$38,422	$51,772

Portfolio turnover	94.08%	86.35%	102.89%	74.40%	78.49%

*	Total investment returns exclude the effects of sales charges.
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MERRILL LYNCH MUNICIPAL BOND FUND, INC.

FINANCIAL HIGHLIGHTS (continued)

	National Portfolio

	Class A

	For the Year Ended June 30,
Increase (Decrease) in Net
Asset Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$10.22	$10.64	$10.38	$10.11	$10.02

Investment income — net	.56	.56	.59	.60	.60

Realized and unrealized gain (loss) on investments — net	(.52)	(.42)	.26	.27	.09

Total from investment operations	.04	.14	.85	.87	.69

Less dividends and distributions:
Investment income — net	(.56)	(.56)	(.59)	(.60)	(.60)
In excess of realized gain on investments — net	—	— †	—	—	—

Total dividends and distributions	(.56)	(.56)	(.59)	(.60)	(.60)

Net asset value, end of year	$9.70	$10.22	$10.64	$10.38	$10.11

Total Investment Return:*

Based on net asset value per share	.58%	1.28%	8.36%	8.84%	6.98%

Ratios to Average Net Assets:

Expenses	.56%	.55%	.55%	.55%	.56%

Investment income — net	5.74%	5.26%	5.58%	5.86%	5.89%

Supplemental Data:

Net assets, end of year (in thousands)	$682,553	$877,841	$964,940	$983,650	$983,550

Portfolio turnover	108.43%	125.75%	142.02%	99.52%	95.09%

*	Total investment returns exclude the effects of sales charges.
†	Amount is less than $.01 per share.
MERRILL LYNCH MUNICIPAL BOND FUND, INC.
41

FINANCIAL HIGHLIGHTS (continued)

	National Portfolio

	Class B

	For the Year Ended June 30,
Increase (Decrease) in Net Asset
Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$10.21	$10.63	$10.37	$10.11	$10.02

Investment income — net	.49	.48	.51	.52	.52

Realized and unrealized gain (loss) on investments — net	(.51)	(.42)	.26	.26	.09

Total from investment operations	(.02)	.06	.77	.78	.61

Less dividends and distributions:
Investment income — net	(.49)	(.48)	(.51)	(.52)	(.52)
In excess of realized gain on investments — net	—	— †	—	—	—

Total dividends and distributions	(.49)	(.48)	(.51)	(.52)	(.52)

Net asset value, end of year	$9.70	$10.21	$10.63	$10.37	$10.11

Total Investment Return:*

Based on net asset value per share	(.09)%	.51%	7.55%	7.92%	6.17%

Ratios to Average Net Assets:

Expenses	1.32%	1.31%	1.31%	1.31%	1.32%

Investment income — net	4.98%	4.50%	4.82%	5.10%	5.13%

Supplemental Data:

Net assets, end of year (in thousands)	$254,860	$374,642	$406,798	$415,103	$399,341

Portfolio turnover	108.43%	125.75%	142.02%	99.52%	95.09%

*	Total investment returns exclude the effects of sales charges.
†	Amount is less than $.01 per share.
42
MERRILL LYNCH MUNICIPAL BOND FUND, INC.

FINANCIAL HIGHLIGHTS (continued)

	National Portfolio

	For the Year Ended June 30,					For the Year Ended June 30,

	Class C					Class D
Increase (Decrease) in Net
Asset Value:	2000	1999	1998	1997	1996	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$10.22	$10.64	$10.38	$10.11	$10.03	$10.22	$10.64	$10.39	$10.12	$10.03

Investment income — net	.48	.47	.50	.52	.52	.54	.53	.56	.58	.57

Realized and unrealized gain (loss) on investments — net	(.51)	(.42)	.26	.27	.08	(.51)	(.42)	.25	.27	.09

Total from investment operations	(.03)	.05	.76	.79	.60	.03	.11	.81	.85	.66

Less dividends and distributions:
Investment income — net	(.48)	(.47)	(.50)	(.52)	(.52)	(.54)	(.53)	(.56)	(.58)	(.57)
In excess of realized gain on investments — net	—	— †	—	—	—	—	— †	—	—	—

Total dividends and distributions	(.48)	(.47)	(.50)	(.52)	(.52)	(.54)	(.53)	(.56)	(.58)	(.57)

Net asset value, end of year	$9.71	$10.22	$10.64	$10.38	$10.11	$9.71	$10.22	$10.64	$10.39	$10.12

Total Investment Return:*

Based on net asset value per share	(.13)%	.47%	7.49%	7.97%	6.01%	.43%	1.03%	7.99%	8.57%	6.71%

Ratios to Average Net Assets:

Expenses	1.37%	1.36%	1.36%	1.36%	1.37%	.81%	.81%	.80%	.80%	.81%

Investment income — net	4.92%	4.45%	4.76%	5.04%	5.08%	5.50%	5.01%	5.32%	5.60%	5.64%

Supplemental Data:

Net assets, end of year (in thousands)	$30,303	$47,901	$41,087	$28,096	$13,291	$86,701	$93,201	$68,162	$51,038	$43,884

Portfolio turnover	108.43%	125.75%	142.02%	99.52%	95.09%	108.43%	125.75%	142.02%	99.52%	95.09%

*	Total investment returns exclude the effects of sales charges.
†	Amount is less than $.01 per share.
MERRILL LYNCH MUNICIPAL BOND FUND, INC.
43

FINANCIAL HIGHLIGHTS (continued)

	Limited Maturity Portfolio

	Class A

	For the Year Ended June 30,
Increase (Decrease) in Net Asset
Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$9.91	$9.96	$9.93	$9.91	$9.92

Investment income — net	.38	.37	.39	.39	.38

Realized and unrealized gain (loss) on investments — net	(.06)	(.04)	.03	.04	(.01)

Total from investment operations	.32	.33	.42	.43	.37

Less dividends and distributions:
Investment income — net	(.38)	(.37)	(.39)	(.39)	(.38)
Realized gain on investments — net	—	—	—	(.02)	—
In excess of realized gain on investments — net	—	(.01)	—	—	—

Total dividends and distributions	(.38)	(.38)	(.39)	(.41)	(.38)

Net asset value, end of year	$9.85	$9.91	$9.96	$9.93	$9.91

Total Investment Return:*

Based on net asset value per share	3.31%	3.37%	4.26%	4.40%	3.75%

Ratios to Average Net Assets:

Expenses	0.40%	.43%	.43%	.39%	.44%

Investment income — net	3.83%	3.75%	3.88%	3.93%	3.83%

Supplemental Data:

Net assets, end of year (in thousands)	$215,421	$261,970	$295,641	$343,641	$417,097

Portfolio turnover	51.42%	40.28%	72.69%	61.90%	88.32%

*	Total investment returns exclude the effects of sales charges.
44
MERRILL LYNCH MUNICIPAL BOND FUND, INC.

FINANCIAL HIGHLIGHTS (continued)

	Limited Maturity Portfolio

	Class B

	For the Year Ended June 30,

Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$9.92	$9.97	$9.94	$9.91	$9.92

Investment income — net	.35	.34	.35	.36	.35

Realized and unrealized gain (loss) on investments — net	(.06)	(.04)	.03	.05	(.01)

Total from investment operations	.29	.30	.38	.41	.34

Less dividends and distributions:
Investment income — net	(.35)	(.34)	(.35)	(.36)	(.35)
Realized gain on investments — net	—	—	—	(.02)	—
In excess of realized gain on investments — net	—	(.01)	—	—	—

Total dividends and distributions	(.35)	(.35)	(.35)	(.38)	(.35)

Net asset value, end of year	$9.86	$9.92	$9.97	$9.94	$9.91

Total Investment Return:*

Based on net asset value per share	2.94%	3.01%	3.89%	4.13%	3.37%

Ratios to Average Net Assets:

Expenses	.76%	.78%	.78%	.75%	.80%

Investment income — net	3.47%	3.39%	3.43%	3.58%	3.46%

Supplemental Data:

Net assets, end of year (in thousands)	$32,742	$42,930	$44,714	$54,275	$71,075

Portfolio turnover	51.42%	40.28%	72.69%	61.90%	88.32%

*	Total investment returns exclude the effects of sales charges.
MERRILL LYNCH MUNICIPAL BOND FUND, INC.
45

FINANCIAL HIGHLIGHTS (concluded)

	Limited Maturity Portfolio

	Class C

	For the Year Ended
	June 30,
Increase (Decrease) in Net Asset
Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$9.88	$9.94	$9.91	$9.88	$9.92

Investment income — net	.34	.34	.35	.35	.34

Realized and unrealized gain (loss) on investments — net	(.06)	(.05)	.03	.05	(.04)

Total from investment operations	.28	.29	.38	.40	.30

Less dividends and distributions:
Investment income — net	(.34)	(.34)	(.35)	(.35)	(.34)
Realized gain on investments — net	—	—	—	(.02)	—
In excess of realized gain on investments — net	—	(.01)	—	—	—

Total dividends and distributions	(.34)	(.35)	(.35)	(.37)	(.34)

Net asset value, end of year	$9.82	$9.88	$9.94	$9.91	$9.88

Total Investment Return:*

Based on net asset value per share	2.93%	2.89%	3.88%	4.11%	2.97%

Ratios to Average Net Assets:

Expenses	.76%	.79%	.79%	.75%	.80%

Investment income — net	3.46%	3.37%	4.27%	3.57%	3.41%

Supplemental Data:

Net assets, end of year (in thousands)	$308	$437	$86	$108	$94

Portfolio turnover	51.42%	40.28%	72.69%	61.90%	88.32%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Limited Maturity Portfolio

	Class D

	For the Year Ended
	June 30,
Increase (Decrease) in Net Asset
Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$9.92	$9.97	$9.94	$9.91	$9.93

Investment income — net	.37	.37	.38	.38	.37

Realized and unrealized gain (loss) on investments — net	(.06)	(.04)	.03	.05	(.02)

Total from investment operations	.31	.33	.41	.43	.35

Less dividends and distributions:
Investment income — net	(.37)	(.37)	(.38)	(.38)	(.37)
Realized gain on investments — net	—	—	—	(.02)	—
In excess of realized gain on investments — net	—	(.01)	—	—	—

Total dividends and distributions	(.37)	(.38)	(.38)	(.40)	(.37)

Net asset value, end of year	$9.86	$9.92	$9.97	$9.94	$9.91

Total Investment Return:*

Based on net asset value per share	3.20%	3.27%	4.16%	4.40%	3.55%

Ratios to Average Net Assets:

Expenses	.50%	.53%	.54%	.48%	.54%

Investment income — net	3.72%	3.65%	3.89%	3.84%	3.71%

Supplemental Data:

Net assets, end of year (in thousands)	$39,090	$83,177	$68,562	$20,383	$15,886

Portfolio turnover	51.42%	40.28%	72.69%	61.90%	88.32%

*	Total investment returns exclude the effects of sales charges.
46
MERRILL LYNCH MUNICIPAL BOND FUND, INC.

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MERRILL LYNCH MUNICIPAL BOND FUND, INC.

MERRILL LYNCH MUNICIPAL BOND FUND, INC.

Shareholder Reports

Additional information about each Portfolio’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or other financial intermediary, or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc. P.O. Box 45289 Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from the information contained in this prospectus.

File #811-02688

Code #

© Fund Asset Management, L.P.

Merrill Lynch Municipal
Bond Fund, Inc.

October 27, 2000

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Municipal Bond Fund, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

      Merrill Lynch Municipal Bond Fund, Inc. (the “Fund”) is a professionally managed, diversified, open-end investment company that seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of each of its Portfolios. The Fund is comprised of three separate Portfolios: the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio (each, a “Portfolio”), each of which invests primarily in a diversified portfolio of debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax (such obligations are herein referred to as “Municipal Bonds”).

      The Fund is a series fund and is comprised of three separate Portfolios. Each Portfolio is, in effect, a separate fund issuing its own shares. Pursuant to the Merrill Lynch Select Pricing SM System, each Portfolio of the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial, given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

      This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund (the “Prospectus”) dated October 27, 2000, which has been filed with the Securities and Exchange Commission (the “Commission”) and is available upon oral or written request without charge. Copies of the Prospectus can be obtained by calling or writing the Fund at the above telephone number or address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2000 annual report to shareholders.

Fund Asset Management — Investment Adviser

FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is October 27, 2000.

INVESTMENT OBJECTIVE AND POLICIES

      Reference is made to “How Each Portfolio Invests” in the Prospectus for a discussion of the investment objective and policies of the Fund.

      At June 30, 2000, the average maturity of the Insured Portfolio, National Portfolio and the Limited Maturity Portfolio was approximately 18.17 years, 22.25 years and 1.89 years, respectively.

Investment Objective

      The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of each Portfolio. The Fund is comprised of three separate portfolios: Insured Portfolio, National Portfolio and Limited Maturity Portfolio, each of which is, in effect, a separate fund issuing its own shares. Each Portfolio seeks to achieve its objective by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax. Municipal Bonds include general obligations bonds, revenue or special obligation bonds, industrial development bonds, variable rate demand notes, and short-term tax-exempt municipal obligations such as tax anticipation notes. Each Portfolio at all times, except during temporary defensive periods, maintains at least 80% of its net assets invested in Municipal Bonds. In addition, each Portfolio may not purchase securities other than Municipal Bonds and certain temporary investments described below. These are fundamental policies of each Portfolio and may not be changed without a vote of the majority of the outstanding shares of the Portfolio. Each Portfolio currently contemplates that it will not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. There can be no assurance that the objective of any Portfolio can be attained.

      While the Fund does not intend to realize taxable investment income, each Portfolio has the authority to invest as much as 20% of its net assets on a temporary basis in taxable money market securities with remaining maturities not in excess of one year from the date of purchase (“Temporary Investments”) for liquidity purposes or as a temporary investment of cash pending investment of such cash in Municipal Bonds. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of Fund Asset Management, L.P. (the “Investment Adviser” or “FAM”), market conditions warrant. Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements. From time to time, the Fund may realize capital gains that will constitute taxable income. In addition, the Fund may invest in certain tax-exempt securities that are classified as “private activity bonds,” which may subject certain investors to an alternative minimum tax. See “Dividends and Taxes.”

      Certain instruments in which the Fund may invest may be characterized as derivative instruments. The Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio are authorized to engage in transactions in financial futures contracts only for hedging purposes. For a more complete description of futures transactions, see “Financial Futures Contracts and Derivatives” below. Each Portfolio is also authorized to invest in indexed and inverse floating rate obligations both for hedging purposes and to enhance income. See “Indexed and Inverse Floating Obligations” below.

      Investment in the Fund offers several potential benefits. The Fund offers investors the opportunity to receive income exempt from Federal income taxes from a diversified, professionally managed portfolio of Municipal Bonds. The Fund also provides a comparatively high level liquidity because of its redemption features and relieves the investor of the burdensome administrative details involved in managing a portfolio of tax-exempt securities. These potential benefits are at least partially offset by the fact that there are expenses in operating an investment company such as the Fund. Such expenses consist primarily of the investment advisory fee and operational expenses, including, in the case of the Insured Portfolio, premiums for insurance on portfolio securities.

INVESTMENT POLICIES OF THE PORTFOLIOS

      Each Portfolio pursues its investment objective through the separate investment policies described below. These policies differ with respect to the maturity and quality of portfolio securities in which a Portfolio may invest, and these policies can be expected to affect the yield on each Portfolio and the degree of market, financial and interest rate risk to which the Portfolio is subject. Generally, Municipal Bonds with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates (“interest rate risk”) than are Municipal Bonds with shorter maturities. In addition, lower rated Municipal Bonds generally will provide a higher yield than higher rated Municipal Bonds of similar maturity but are also generally subject to greater market risk and to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations (“credit risk”). A Portfolio’s net asset value may fall when interest rates rise and rise when interest rates fall. Because of its emphasis on investments in Municipal Bonds, each portfolio should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment plan. See “Appendix — Description of Ratings” for information with respect to ratings assigned to Municipal Bonds and Temporary Investments by rating agencies.

Insured Portfolio

      The Insured Portfolio invests primarily in higher quality (investment grade) Municipal Bonds covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest when due. Investment grade Municipal Bonds are those rated at the date of purchase in the four highest rating categories of Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch, Inc. (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa) in the case of long-term debt, rated MIG 1 through MIG 3 by Moody’s, rated F-1+ through F-3 by Fitch, or rated SP-1 through SP-2 by S&P in the case of short-term notes, and rated P-1 or P-2 in the case of Moody’s, rated F-1+ through F-3 by Fitch or A-1 through A-3 by S&P in the case of tax-exempt commercial paper. Depending on market conditions, it is expected that Municipal Bonds with maturities beyond five years will comprise a major portion of this Portfolio. See Appendix B “Insurance on Portfolio Securities” for more information.

      The Insured Portfolio will invest only in Municipal Bonds that, at the time of purchase, either (1) are insured under an insurance policy purchased by the Fund or (2) are insured under an insurance policy obtained by the issuer thereof or any other party from an insurance carrier meeting the criteria of the Fund set forth below. The Fund has purchased from AMBAC Assurance Corporation (“AMBAC”), Municipal Bond Investors Assurance Corporation (“MBIA”) and Financial Security Assurance Inc. (“FSA”), separate Mutual Fund Insurance Policies (the “Policies”), each of which guarantees the timely payment of principal and interest on specified eligible Municipal Bonds purchased by the Insured Portfolio (“Insured Municipal Bonds”). Consequently, some of the Insured Municipal Bonds in the Insured Portfolio may be insured by AMBAC, while others may be insured by MBIA or FSA. The Policies generally have the same characteristics and features. A Municipal Bond is eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal on an Insured Municipal Bond is not paid when due, AMBAC or MBIA or FSA (depending on which Policy covers the bond) is obligated under its Policy to make payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred. The insurance feature reduces financial risk, but the cost thereof and the restrictions on investments imposed by the guidelines in the insurance policy may reduce the yield to shareholders.

      The Policies guarantee the payment of principal at maturity and interest on all Municipal Bonds that are purchased by the Insured Portfolio at a time when they are eligible for insurance. Municipal Bonds are eligible for insurance if they are, at the time of purchase by the Insured Portfolio, identified separately or by category in qualitative guidelines furnished by AMBAC, MBIA or FSA and are in compliance with the aggregate limitations on amounts set forth in such guidelines. AMBAC, MBIA and/or FSA may withdraw particular securities from the classifications of securities eligible for insurance while continuing to insure previously acquired bonds of such ineligible issues so long as they remain in the Insured Portfolio and may limit the aggregate amount of each issue or category of municipal securities thereof. The restrictions on investment imposed by the eligibility requirement of the Policies may reduce the yield of the Insured Portfolio.

      The Policies will be effective only as to Insured Municipal Bonds beneficially owned by the Insured Portfolio. In the event of a sale of any Municipal Bonds held by the Insured Portfolio, the issuer of the relevant Policy is liable only for those payments of interest and principal that are then due and owing. The Policies do not guarantee the market value of the Insured Municipal Bonds or the value of the shares of the Insured Portfolio. It is the intention of the Insured Portfolio to retain any Insured Municipal Bonds that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, the Fund’s management may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. As the result of the value placed on the insurance with respect to securities held in the Insured Portfolio that were in default at the end of the Fund’s last fiscal year, such Insured Municipal Bonds were effectively valued at par. The Insured Portfolio’s ability to manage its portfolio will be limited to the extent it holds defaulted Insured Municipal Bonds, which may limit its ability in certain circumstances to purchase other Municipal Bonds. See “Determination of Net Asset Value” for a more complete description of the Insured Portfolio’s method of valuing defaulted Insured Municipal Bonds and Insured Municipal Bonds that have a significant risk of default.

      AMBAC, MBIA and FSA may not withdraw coverage on securities insured by their Policies and held by the Insured Portfolio so long as they remain in the Insured Portfolio. AMBAC, MBIA and FSA may not cancel their Policies for any reason except failure to pay premiums when due. AMBAC and FSA have reserved the right at any time upon written notice to the Fund to refuse to insure any additional Municipal Bonds purchased by the Insured Portfolio after the effective date of such notice. The Board of Directors of the Fund has reserved the right to terminate any of the Policies if it determines that the benefits to the Insured Portfolio of having its portfolio insured are not justified by the expense involved.

      The premiums for the Policies are paid by the Insured Portfolio and the yield on the Portfolio is reduced thereby. The Investment Adviser estimates that the cost of insurance on bonds currently in the Portfolio will range from approximately 0.23% to 0.37% of the Portfolio’s average net assets during the upcoming year. The estimate is based on the expected composition of the Portfolio.

National Portfolio

      The National Portfolio may invest in Municipal Bonds rated in any rating category or unrated Municipal Bonds, with maturities beyond five years. The Investment Adviser considers ratings as one of several factors in its independent credit analysis of issuers. This Portfolio normally can be expected to offer the highest yields of the three Portfolios, but also be subject to the highest market and financial risks.

      The investment policies of the National Portfolio are not governed by specific rating categories. The National Portfolio may invest in Municipal Bonds rated in any rating category or unrated Municipal Bonds. The Portfolio will usually invest in Municipal Bonds having a maturity of five years or longer. Portfolio management will choose Municipal Bond investments that it believes offer a relatively high potential for total return relative to their total risk. Although the Portfolio’s investment policies are not governed by specific rating categories, Portfolio management does not presently intend to invest more than 35% of the Portfolio’s assets in Municipal Bonds rated below investment grade (below BBB by S&P or Fitch or below Baa by Moody’s) or unrated Municipal Bonds that Portfolio management believes are of comparable quality. These lower-rated obligations are commonly known as “junk bonds.” Junk bonds have a high level of financial risk and there is a greater potential for the Portfolio to lose income and principal on these investments. The 35% limitation on junk bond investments reflects only the present intention of Portfolio management, and may be changed without approval by the Board of Directors of the Fund. Therefore, it is possible that the Portfolio could invest up to 100% of its assets in junk bonds. Because investment in medium to lower rated Municipal

Bonds entails relatively greater risks of loss of income or principal than an investment in higher rated securities, an investment in the National Portfolio may not be appropriate for all investors. Investors should consider these risks before investing.

      Risk factors in transactions in Junk Bonds. Junk bonds are generally considered to have varying degrees of speculative characteristics. Consequently, although junk bonds can be expected to provide higher yields, such securities may be subject to greater risk of default, volatility of price and risks to principal and income than lower yielding, higher rated debt securities. Investments in junk bonds will be made only when, in the judgment of Portfolio management, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher rated debt securities. The National Portfolio will not invest in debt securities in the lowest rating categories (those rated CC or lower by S&P or Fitch or Ca or lower by Moody’s) unless Portfolio management believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. The National Portfolio does not intend to purchase debt securities that are in default or that Portfolio management believes will be in default.

      Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During an economic downturn or recession, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer.

      Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the National Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the National Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the National Portfolio and dividends to shareholders.

      The National Portfolio may have difficulty disposing of certain junk bonds because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bonds, there is no established secondary market for many of these securities, and the National Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for junk bonds does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the National Portfolio’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the National Portfolio to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many junk bonds only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

      It is expected that a significant portion of the junk bonds acquired by the National Portfolio will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances, the National Portfolio may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the National Portfolio to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

      Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the National Portfolio’s net asset value. In addition, the National Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Limited Maturity Portfolio

      The Limited Maturity Portfolio invests primarily in a portfolio of short-term investment grade Municipal Bonds. Municipal Bonds in the Limited Maturity Portfolio will be either Municipal Bonds with a remaining maturity of less than four years or short-term municipal notes, which typically are issued with a maturity of not more than one year. The Limited Maturity Portfolio will treat Municipal Bonds that it has the option to require the issuer to redeem within four years as having a remaining maturity of less than four years, even if the period to the stated maturity date of such Bonds is greater than four years. Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. The Limited Maturity Portfolio may generally be expected to offer a lower yield than the other Portfolios. Interest rates on short term Municipal Bonds may fluctuate more widely from time to time than interest rates on longer term Municipal Bonds. However, because of the shorter maturities, the market value of the Municipal Bonds held by the Limited Maturity Portfolio may generally be expected to fluctuate less as a result of changes in prevailing interest rates.

      The Limited Maturity Portfolio will invest primarily in Municipal Bonds rated at the date of purchase in the four highest rating categories by S&P (AAA, AA, A and BBB) Fitch (AAA, AA, A and BBB) or Moody’s (Aaa, Aa, A and Baa) in the case of long-term debt, rated by Moody’s as MIG 1 through MIG 3, F-1+ through F-3 by Fitch, or rated SP-1+ through SP-2 by S&P in the case of short-term tax-exempt notes, and rated by Moody’s P-1 through P-2, F-1+ through F-3 by Fitch or rated A-1+ through A-3 by S&P in the case of tax-exempt commercial paper. The Limited Maturity Portfolio will primarily invest in other Municipal Bonds deemed to qualify for such ratings and in variable rate tax-exempt demand notes. Securities rated in the lowest of these categories are considered to have some speculative characteristics. The Limited Maturity Portfolio may continue to hold securities that, after being purchased by the Portfolio, are downgraded to a rating lower than those set forth above.

Description of Municipal Bonds

      Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including pollution control facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is exempt from Federal income tax. Municipal Bonds also include short term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, variable rate demand notes and Public Housing Authority notes that are fully secured by a pledge of the full faith and credit of the United States.

      The two principal classifications of Municipal Bonds are “general obligation” and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are, in most cases, revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal of and interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. A Portfolio may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

      Municipal Bonds may at times be purchased or sold on a delayed delivery basis or a when-issued basis. These transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to the settlement date if the Investment Adviser deems it advisable. Purchasing Municipal Bonds on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation will generally decrease. When a Portfolio engages in when-issued and delayed delivery transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the trade. Failure of the buyer or seller to do so may result in a Portfolio missing the opportunity of obtaining a price considered to be advantageous. The Fund will maintain a separate account at its custodian bank consisting of cash or liquid Municipal Bonds (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

      Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with the right to demand payment before maturity from a bank or other financial institution. The interest rates are adjustable at intervals ranging from daily up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDO at approximately the par value of the VRDO upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

      The Fund may also invest in VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank (“institution”). Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the institution upon a specified number of days’ notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the institution. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

      The Fund has been advised by its counsel to the effect that the interest received on Participating VRDOs will be treated as interest from tax-exempt obligations as long as the Fund does not invest more than a limited amount (not more than 20%) of its total assets in such investments and certain other conditions are met. It is contemplated that the Fund will not invest more than a limited amount of its total assets in Participating VRDOs.

      Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of a Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Bonds in which the Portfolio invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Bonds and the obligations of the issuers of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and such laws, if any, that may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions on the payment of principal and interest on Municipal Bonds.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Bonds. It may be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Portfolios to pay “exempt-interest” dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure. See “Dividends and Taxes.”

Municipal Lease Obligations

      Also included within the general category of bonds are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) entered into by a state or political subdivision to finance the acquisition, development or construction of equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee’s unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Portfolios may not invest in illiquid lease obligations if such investment, together with all other illiquid investments, would exceed 15% of a Portfolio’s net assets. A Portfolio may, however, invest without regard to such limitation in lease obligations which the Investment Adviser, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid. The Investment Adviser will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of BBB or better by S&P or Fitch, or Baa or better by Moody’s. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Investment Adviser must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Forward Commitments

      Each Portfolio may purchase Municipal Bonds on a forward commitment basis at fixed purchase terms. The purchase will be recorded on the date the Portfolio enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Portfolio’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Portfolio will be established with its custodian consisting of cash or liquid Municipal Bonds having a market value at all times at least equal to the amount of the forward commitment.

Description of Temporary Investments

      The short term money market securities in which the Portfolios may invest as temporary investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. The money market securities must have a stated maturity not in excess of one year from the date of purchase. U.S. Government securities consist of various types of marketable securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Government agency securities consist of debt securities issued by government sponsored enterprises, federal agencies and international institutions. Such securities are not direct obligations of the Treasury but involve government sponsorship or guarantees by government agencies or enterprises. The Fund has established the following standards with respect to money market securities in which the Portfolios invest. Commercial paper investments at the time of purchase must be rated “A” by S&P, “Prime” by Moody’s or F-1 by Fitch or, if not rated, issued by companies having an outstanding debt issue rated at least “A” by S&P, Moody’s or Fitch. Investments in corporate bonds and debentures (which must have maturities at the date of purchase of one year or less) must be rated at the time of purchase at least “A” by S&P, Moody’s or Fitch. The Portfolios may not invest in any securities issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation.

Financial Futures Contracts and Derivatives

      The Portfolios are authorized to purchase and sell certain financial futures contracts (“futures contracts”) and options on such futures contracts solely for the purpose of hedging their investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities the Portfolios intend to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. None of the Portfolios is required to engage in hedging transactions and each may choose not to do so.

      The Portfolios intend to trade in futures contracts based upon The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large, recently issued tax-exempt bonds, and to engage in transactions in exchange-traded futures contracts on U.S. Treasury securities and options on such futures. If making or accepting delivery of the underlying commodity is not desired, a position in a futures contract or an option on a futures contract may be terminated only by entering into an offsetting transaction on the exchange on which the position was established and only if there is a liquid market for such contract. If it is not economically practicable, or otherwise possible to close a futures position or certain option positions entered into by a Portfolio, the Portfolio could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to perform under the terms of its contracts. The inability to close futures or options positions could also have an adverse impact on the Portfolio’s ability to hedge effectively. There is also risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract, or the exchange or clearing organization on which that contract is traded. The Portfolios may also engage in transactions in other futures contracts, such as futures contracts on other municipal bond indexes that may become available, if the Investment Adviser believes such contracts would be appropriate for hedging the Portfolios’ investments in Municipal Bonds.

      Utilization of futures or option contracts involves the risk of imperfect correlation in movements in the price of such contracts and movements in the price of the security or securities that are the subject of the hedge. If the price of the futures or option contract moves more or less than the price of the security or securities that are subject of the hedge, a Portfolio will experience a gain or loss that will not be completely offset by movements in the price of such security, which could occur as a result of many factors, including where the securities underlying futures or option contracts have different maturities, ratings, or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for an index futures contract. The trading of futures contracts or options on futures contracts based on indexes of securities also involves a risk of imperfect correlation between the value of the futures contracts and the value of the underlying index. The anticipated spread between such values or in the correlation between the futures contract and the underlying security may be affected by differences in markets, such as margin requirements, market liquidity and the participation of speculators in the futures markets. Moreover, when a Portfolio enters into transactions in futures contracts on U.S. Treasury securities, or options on such contracts, the underlying securities will not correspond to securities held by the Portfolio. Finally, in the case of futures contracts on U.S. Treasury securities and options on such futures contracts, the anticipated correlation of price movements between U.S. Treasury securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

      Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Portfolios will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Portfolios or decreases in the price of securities the Portfolios intend to acquire. Further, the Portfolios will maintain cash, cash equivalents and high-grade securities with the Fund’s custodian, so that the amount segregated plus the initial margin equals the value represented by the futures contract purchased by the Portfolios, thereby ensuring that such transactions are not actually leveraged.

      The trading of futures contracts and options thereon is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions

      The liquidity of the market in futures contracts may be further adversely affected by “daily price fluctuation limits” established by contract markets, which limit the amount of a fluctuation in the price of a futures contract or option thereon during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions at prices beyond the limit. Prices of existing contracts have in the past reached the daily limit on a number of consecutive trading days. The Portfolios will enter into a futures position only if, in the judgment of the Investment Adviser, there appears to be an actively traded market for such futures contracts.

      The successful use of transactions in futures contracts and options thereon depends on the ability of the Investment Adviser correctly to forecast the direction and extent of price movements of these instruments, as well as price movements of the securities held by the Portfolios within a given time frame. To the extent these price movements are not correctly forecast or move in a direction opposite to that anticipated, the Portfolios may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the participating Portfolio’s total return for such period may be less than if it had not engaged in the hedging transaction. See “Additional Information — Description of Financial Futures Contracts” below for a further discussion of the risks of futures trading.

      Under regulations of the Commodity Futures Trading Commission (“CFTC”), the futures trading activities described herein will not result in the Portfolios being deemed to be “commodity pools,” as defined under such regulations, provided that certain restrictions are adhered to. In particular, among other requirements, the Portfolios may either (a) purchase and sell futures contracts only for bona fide hedging purposes, as defined under CFTC regulations, or (b) limit any transaction not qualifying as bona fide hedging so that the sum of the amount of initial margin deposits and premiums paid on such positions would not exceed 5% of the market value of a Portfolio’s net assets. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

      When a Portfolio purchases a futures contract, it will maintain an amount of cash, cash equivalents or commercial paper or other liquid securities in a segregated account with the Fund’s custodian, so that the amount segregated plus the amount of initial margin and option premiums held in the account of its broker equals the value represented by the futures contract, as reflected by its daily settlement price, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in the futures contracts will have the effect of increasing portfolio turnover.

Description of Financial Futures Contracts

      Futures Contracts. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument called for in the contract or, in some instances, to make a cash settlement based upon the value of an instrument or an index of values, at a specified future time for a specified price. Although the terms of a contract call for actual delivery of the underlying financial instrument, or for a cash settlement, in most cases the contracts are closed out before the delivery date without the delivery taking place. Each Portfolio intends to close out its futures contracts prior to the delivery date of such contracts.

      The Portfolios may sell futures contracts in anticipation of a decline in value of their investments in Municipal Bonds. The loss associated with any such decline could be reduced without employing futures as a hedge by selling long term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads and will typically reduce the Portfolio’s average yields as a result of the shortening of maturities.

      The purchase or sale of a futures contract differs from the purchase or sale of a security in that the total cash value reflected by the futures contract is not paid. Instead, an amount of cash or securities acceptable to the Fund’s futures commission merchant (“FCM”) and the relevant contract market, which varies but is generally about 5% or less of the contract amount, must be deposited with the FCM. This amount is known as “initial margin,” and represents a “good faith” deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the FCM, known as “maintenance” or “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short position in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the FCM and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

      The sale of financial futures contracts provides an alternate means of hedging a Portfolio against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Portfolio’s positions in the futures contracts are expected to increase, thus offsetting all or a portion of the depreciation in the market value of the Portfolios’ fixed income investments which are being hedged. While the Portfolios will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of fixed income securities. In addition, the ability of the Portfolios to trade in the standardized contracts available in the futures market may offer a more effective hedging strategy than a program to reduce the average maturity of portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Portfolios. Employing futures as a hedge may also permit the Portfolios to assume a hedging posture without reducing the yield on their investments beyond any amounts required to engage in futures trading.

      The Portfolios engage in the purchase and sale of future contracts on an index of municipal securities. These instruments provide for the purchase or sale of a hypothetical portfolio of municipal bonds at a fixed price in a stated delivery month. Unlike most other futures contracts, however, a municipal bond index futures contract does not require actual delivery of securities but results in a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time it is liquidated.

      The municipal bond index underlying the futures contracts traded by the Portfolios is The Bond Buyer Municipal Bond Index, developed by The Bond Buyer and the Chicago Board of Trade (“CBT”), the contract market on which the futures contracts are traded. As currently structured, the index is comprised of 40 tax-exempt term municipal revenue and general obligation bonds. Each bond included in the index must be rated either A- or higher by S&P or A or higher by Moody’s and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues will be deleted from, the index. The value of the index is computed daily according to a formula based upon the price of each bond in the Index, as evaluated by four dealer-to-dealers brokers.

      The Portfolios may also purchase and sell futures contracts on U.S. Treasury bills, notes and bonds for the same types of hedging purposes. Such futures contracts provide for delivery of the underlying security at a specified future time for a fixed price, and the value of the futures contract generally fluctuates with movements in interest rates.

      The municipal bond index futures contract, futures contracts on U.S. Treasury securities and options on such futures contracts are traded on the CBT and the Chicago Mercantile Exchange, which, like other contract markets, assures the performance of the parties to each futures contract through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin.

      The Portfolios may also purchase financial futures contracts when they are not fully invested in municipal bonds in anticipation of an increase in the cost of securities they intend to purchase. As such securities are purchased, an equivalent amount of futures contracts will be closed out. In a substantial majority of these transactions, the Portfolios will purchase municipal bonds upon termination of the futures contracts. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of securities. Nevertheless, all purchases of futures contracts by the Portfolios will be subject to certain restrictions, described below.

      Options on Futures Contracts. An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a long position in the underlying futures contract (i.e., purchase the futures contract), in the case of a “call” option, or to enter into a short position (i.e., sell the futures contract), in the case of a “put” option, for a fixed price (the “exercise” or “strike” price) up to a stated expiration date. The option is purchased for a nonrefundable fee, known as the “premium.” Upon exercise of the option, the contract market clearing house assigns each party the appropriate position in the underlying futures contract. In the event of exercise, therefore, the parties are subject to all of the risks of futures trading, such as payment of initial and variation margin. In addition, the seller, or “writer,” of the option is subject to margin requirements on the option position. Options on futures contracts are traded on the same contract markets as the underlying futures contracts.

      The Portfolios may purchase options on futures contracts for the same types of hedging purposes described above in connection with futures contracts. For example, in order to protect against an anticipated decline in the value of securities it holds, a Portfolio could purchase put options on futures contracts, instead of selling the underlying futures contracts. Conversely, in order to protect against the adverse effects of anticipated increases in the cost of securities to be acquired, a Portfolio could purchase call options on futures contracts, instead of purchasing the underlying futures contracts. The Portfolios generally will sell options on futures contracts only to close out an existing position.

      The Portfolios will not engage in transactions in such instruments unless and until the Investment Adviser determines that market conditions and the circumstances of the Portfolios warrant such trading. To the extent the Portfolios engage in the purchase and sale of futures contracts or options thereon, they will do so only at a level that reflects the Investment Adviser’s view of the hedging needs of the Portfolios, the liquidity of the market for futures contracts and the anticipated correlation between movements in the value of the futures or option contract and the value of securities held by the Portfolios.

      Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Under regulations of the CFTC, the futures trading activities described herein will not result in the Portfolios’ being deemed to be “commodity pools,” as defined under such regulations, provided that certain trading restrictions are adhered to. In particular, CFTC regulations require that a notice of eligibility be filed and that all futures and option positions entered into by the Portfolios qualify as bona fide hedge transactions, as defined under CFTC regulations, or that any nonqualifying positions be limited so that the sum of the amount of initial margin deposits and premiums paid on such positions would not exceed 5% of the market value of the respective Portfolio’s net assets.

      When either Portfolio purchases a futures contract, it will maintain an amount of cash, cash equivalents or commercial paper or liquid securities in a segregated account with the Fund’s custodian, so that the amount so segregated plus the amount of initial margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

      Risk Factors in Transactions in Futures Contracts and Options Thereon. The particular municipal bonds comprising the index underlying the municipal bond index futures contract may vary from the bonds held by the Portfolios. In addition, the securities underlying futures contracts on U.S. Treasury securities will not be the same as securities held by the Portfolios. As a result, the Portfolios’ ability effectively to hedge all or a portion of the value of their municipal bonds through the use of futures contracts will depend in part on the degree to which price movements in the index underlying the municipal bond index futures contract, or the U.S. Treasury securities underlying other futures contracts traded, correlate with price movements of the Municipal Bonds held by the Portfolios.

      For example, where prices of securities in the Portfolios do not move in the same direction or to the same extent as the values of the securities or index underlying a futures contract, the trading of such futures contracts may not effectively hedge the Portfolios’ investments and may result in trading losses. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Portfolios’ investments as compared to those comprising the index, and general economic or political factors. In addition, the correlation between movements in the value of the index underlying a futures contract may be subject to change over time, as additions to and deletions from the index alter its structure. In the case of futures contracts on U.S. Treasury securities and options thereon, the anticipated correlation of price movements between the U.S. Treasury securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments that have a disparate impact on the respective markets for such securities. In the event that the Investment Adviser determines to enter into transactions in financial futures contracts other than the municipal bond index futures contract or futures on U.S. Treasury securities, the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Portfolios may be greater.

      The trading of futures contracts on an index also entails the risk of imperfect correlation between movements in the price of the futures contract and the value of the underlying index. The anticipated spread between the prices may be affected due to differences in the nature of the markets, such as margin requirements, liquidity and the participation of speculators in the futures markets. The risk of imperfect correlation, however, generally diminishes as the delivery month specified in the futures contract approaches.

      Prior to exercise or expiration, and absent delivery, a position in futures contracts or options thereon may be terminated only by entering into a closing purchase or sale transaction on the relevant contract market. A Portfolio will enter into a futures or option position only if there appears to be a liquid market therefore, although there can be no assurance that such a liquid market will exist for any particular contract at any specific time. Thus, it may not be economically practicable, or otherwise possible, to close out a position once it has been established. Under such circumstances, a portfolio could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Portfolio has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to perform under the terms of the futures or option contracts it holds. The inability to close out futures or options positions also could have an adverse impact on the Portfolio’s ability effectively to hedge its portfolio.

      When a Portfolio purchases an option on a futures contract, its risk is limited to the amount of the premium, plus related transaction costs, although this entire amount may be lost. In addition, in order to profit from the purchase of an option on a futures contract, a Portfolio may be required to exercise the option and liquidate the underlying futures contract, subject to the availability of a liquid market. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, although the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

      “Position limits” are generally imposed on the maximum number of contracts which any person may hold or control at a given time. A contract market may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Adviser does not believe that position limits will have any adverse impact on the portfolio strategies for hedging a Portfolio’s investments.

      Further, the trading of futures contracts is subject to the risk of the insolvency of a brokerage firm or the relevant exchange or clearing corporation, which could make it difficult or impossible to liquidate existing positions or to recover margin or other payments due.

      In addition to the risks of imperfect correlation and lack of a liquid secondary market for such instruments, transactions in futures contracts involve risks related to leveraging such that a change in the price of a futures contract could result in substantial gains or losses. The potential for incorrect forecasts of the direction and extent of interest rate movements within a given time frame also involves the risk of loss in the event such forecasts are inaccurate.

Indexed and Inverse Floating Obligations

      The Fund may invest in Municipal Bonds, the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Municipal Bonds, the Fund’s return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, the Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the variable long term interest rates typically decline as short term market rates increase and increase as short term market rates decline. The Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, interest rates on inverse floating rate bonds will decrease when short term rates increase and will increase when short term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long term exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. The Investment Adviser believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Fund that allows the Investment Adviser to vary the degree of investment leverage relatively efficiently under different market conditions. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid securities if such investments, together with other illiquid investments, would exceed 15% of the Fund’s net assets.

INVESTMENT RESTRICTIONS

      The Fund has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, including a majority of the shares of each Portfolio affected (which for this purpose and under the Investment Company Act of 1940, as amended (the “Investment Company Act”), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

      Under the fundamental investment restrictions, none of the Portfolios of the Fund may:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3. Make investments for the purpose of exercising control or management.

4. Purchase or sell real estate, except that to the extent permitted by applicable law, each Portfolio of the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that each Portfolio of the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

6. Issue senior securities to the extent such issuance would violate applicable law.

7. Borrow money, except that (i) each Portfolio of the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Portfolio of the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Portfolio of the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Portfolio of the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as a Portfolio of the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio of the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      The Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors without approval by the Fund’s shareholders.

      Under the Fund’s non-fundamental investment restrictions, none of the Portfolios of the Fund may:

a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

c. Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a “Rule 144A Security”) and determined to be liquid by the Fund’s Board of Directors are not subject to the limitations set forth in this investment restriction.

d. Notwithstanding fundamental investment restriction (7) above, the Fund currently does not intend to borrow amounts in any Portfolio in excess of 10% of the total assets of such Portfolio, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding.

MANAGEMENT OF THE FUND

Directors and Officers

      The Board of Directors of the Fund consists of nine individuals, seven of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

      Information about the Directors, executive officers and portfolio managers of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, officer and portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

      TERRY K. GLENN (60) — President and Director (1)(2) — Executive Vice President of the Investment Adviser and Merrill Lynch Investment Managers, L.P. (“MLIM”) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

      RONALD W. FORBES (60) — Director (2)(3) — 1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany since 1989; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

      CYNTHIA A. MONTGOMERY (48) — Director (2)(3) — Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School, since 1989; Associate Professor, J.L. Kellog Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUMProvident Corporation since 1990 and Director of NewellRubbermaid Co. since 1995.

      CHARLES C. REILLY (69) — Director (2)(3) — 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

      KEVIN A RYAN (67) — Director (2)(3) — 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02467. Founder and currently Director Emeritus of the Boston University Center for Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education at Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

      ROSCOE S. SUDDARTH (64) — Director (2)(3) — 1761 N Street, N.W., Washington, D.C. 20036. President, Middle East Institute since 1995; Foreign Service Officer, United States Foreign Service from 1961 to 1995; Career Minister from 1989 to 1995; Deputy Inspector General, U.S. Department of State from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990.

      RICHARD R. WEST (62) — Director (2)(3) — Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexanders Inc. (real estate holding company).

      ARTHUR ZEIKEL (68) — Director (1)(2) — 300 Woodland Avenue, Westfield, New Jersey 07090-1826. Chairman of the Investment Adviser and MLIM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1977 to 1997 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML & Co.”) from 1990 to 1999.

      EDWARD D. ZINBARG (65) — Director (2)(3) — 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

      VINCENT R. GIORDANO (55) — Senior Vice President (1)(2) — Managing Director of the Investment Adviser and MLIM since 2000; Senior Vice President of the Investment Adviser and MLIM from 1994 to 2000; Senior Vice President of Princeton Services since 1993.

      KENNETH A. JACOB (49) — Vice President (1)(2) — First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of the Investment Adviser since 1984.

      DONALD C. BURKE (40) — Vice President and Treasurer (1)(2) — First Vice President and Treasurer of the Investment Adviser and MLIM since 2000; Senior Vice President and Treasurer of the Investment Adviser and MLIM from 1999 to 2000; Director of Taxation of MLIM since 1990; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997.

      PETER J. HAYES (40) — Vice President and Portfolio Manager of Limited Maturity Portfolio (1)(2) — First Vice President of MLIM since 1997; Vice President of MLIM from 1988 to 1997.

      ROBERT A. DIMELLA, CFA (33) — Vice President and Portfolio Manager of Insured Portfolio (1)(2) — Vice President of MLIM since 1997; Assistant Vice President of MLIM from 1995 to 1997; Assistant Portfolio Manager of MLIM from 1993 to 1995.

      WALTER O’CONNOR (38) — Vice President and Portfolio Manager of National Portfolio (1)(2) — Director (Municipal Tax-Exempt) of MLIM since 1997; Vice President of MLIM from 1993 to 1997; Assistant Vice President of MLIM from 1991 to 1993.

      ALICE A. PELLEGRINO (40) — Secretary (1)(2)  — Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

(1)	Interested person, as defined in the Investment Company Act, of the Fund.

(2)	The Directors and officers of the Fund are Directors and officers of certain other investment companies for which the Adviser or MLIM acts as investment adviser.

(3)	Member of the Fund’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

     At September 1, 2000, the Directors and officers of the Fund as a group (16 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At that date, Mr. Glenn, a Director and officer of the Fund, Mr. Zeikel, a Director of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding Common Stock of ML & Co.

Compensation of Directors

      Pursuant to the terms of the investment advisory agreement between FAM and the Fund (the “Investment Advisory Agreement”), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML&Co. or its subsidiaries.

      The Fund pays each non-interested Director an annual fee of $3,000 plus a fee of $400 per meeting attended, together with such Director’s actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the “Committee”), which consists of all of the non-interested Directors with a fee of $2,900 per year. The Chairman of the Committee is paid an additional annual fee of $1,000.

      The following table sets forth the compensation paid by the Fund to the non-interested Directors for the fiscal year ended June 30, 2000 and the aggregate compensation paid to them by all investment companies advised by MLIM and its affiliate, FAM (“MLIM/ FAM-Advised Funds”), to the non-interested Directors for the calendar year ended December 31, 1999:

			Aggregate
			Compensation
		Pension or	From Fund and
		Retirement Benefit	MLIM/FAM-Advised
	Compensation	Accrued as Part	Funds Paid to
Director/Trustee	from Fund	of Fund Expense	Director(1)

Ronald W. Forbes(2)	$7,900	None	$213,900

Cynthia A. Montgomery	7,900	None	213,900

Charles C. Reilly(2)	8,900	None	400,025

Kevin A. Ryan	7,900	None	213,900

Roscoe S. Suddarth(3)	0	None	0

Richard R. West	7,900	None	388,175

Edward D. Zinbarg(3)	0	None	140,875

(1)	The Directors serve on the boards of MLIM/ FAM-Advised Funds as follows: Mr. Forbes (51 registered investment companies consisting of 65 portfolios); Ms. Montgomery (51 registered investment companies consisting of 65 portfolios); Mr. Reilly (51 registered investment companies consisting of 65 portfolios); Mr. Ryan (51 registered investment companies consisting of 65 portfolios); Mr. Suddarth (42 registered investment companies consisting of 47 portfolios); Mr. West (65 registered investment companies consisting of 79 portfolios); and Mr. Zinbarg (42 registered investment companies consisting of 47 portfolios).

(2)	Effective July 2000, Mr. Forbes and Mr. Reilly became Co-Chairman of the Committee and each will receive an additional annual fee of $500 in connection with their service.

(3)	Mr. Suddarth and Mr. Zinbarg were elected Directors of the Fund on July 10, 2000. Mr. Suddarth was elected a director of certain other MLIM/FAM-Advised Funds in January 2000.

     As of September 1, 2000, the following were the only shareholders of record of 5% or more of the outstanding shares of a class of the Fund: Mrs. Lillian Reinhardt, 29 East 64th Street, #11C, New York, New York 10021, owning 27.47% of Class C of the Limited Maturity Portfolio, C.H. Welles IV, c/o Welles & McGrath, 11th Floor Bank Towers, 321 Spruce Street, Scranton, PA 18503, owning 18.32% of Class C of the Limited Maturity Portfolio, Mr. Royal H. Gibson and Mrs. Kimberly L. Gibson JTWROS, 1151 Tidal View Lane, Charleston, SC 28412, owning 13.43% of Class C of the Limited Maturity Portfolio, Mrs. Mary Peyton Yehle and Mr. Richard E. Yehle TIC, 6401 Rutgers Street, Houston, TX 77005, owning 9.98% of Class C of the Limited Maturity Portfolio, Jean F. Friscia & Augustine M. Friscia Co-TTEE U/A DTD 3/27/96 By Friscia Family Trust, 115 Anona Place, Indian Harbor Beach, FL 32937, owning 7.47% of Class C of the Limited Maturity Portfolio, Douglas L. Taylor TTEE U/A DTD 7/19/99 By Craig M. Taylor, 8219 S. 86th East Avenue, Tulsa, OK 74133, owning 5.34% of Class C of the Limited Maturity Portfolio, The Cornelsen Family Partnership L.P., 506 Fox Ridge Road, St. Louis, MO 63131, owning 7.59% of Class D of the Limited Maturity Portfolio, Mrs. Roe Jasen, 108-48 68th Avenue, Forest Hills, NY 11375, owning 7.57% of Class D of the Limited Maturity Portfolio, Mr. B. Franklin Kahn TTEE U/A DTD 12/4/95 by Mr. B. Franklin Kahn Securities Sub Account, 5600 Wisconsin Avenue, #18B, Chevy Chase, MD 20815, owning 7.53% of Class D of the Limited Maturity Portfolio, Jack Nash, c/o Ulysses Partners, L.P., 21st Floor, 280 Park Avenue, New York, NY 10017, owning 5.13% of Class D of the Insured Portfolio, and Jack Nash, c/o Ulysses Partners, L.P., 21st Floor, 280 Park Avenue, New York, NY 10017, owning 5.95% of Class D of the National Portfolio.

Management and Advisory Arrangements

      Pursuant to the Investment Advisory Agreement, Fund Asset Management, L.P., a subsidiary of ML & Co., acts as the investment adviser for the Fund and provides the Fund with management services. Subject to the supervision of the Board of Directors of the Fund, FAM is responsible for the actual management of each Portfolio and constantly reviews the holdings of each Portfolio in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. FAM provides the portfolio managers for each Portfolio, who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. FAM is also obligated to perform certain administrative management services for the Fund and provides all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement.

      Securities held by the Fund may also be held by other funds for which FAM or MLIM acts as an adviser or by investment advisory clients of MLIM. If purchases or sales of securities for the Fund or other funds for which FAM or MLIM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or MLIM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

      Advisory Fee. As compensation for its services to the Portfolios, the Investment Adviser receives at the end of each month a fee with respect to each Portfolio. The fee for each Portfolio is determined based on the annual advisory fee rates for that Portfolio set forth in the table below. These fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates shown below applicable to portions of the assets of each Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $400 million, $550 million and $1.5 billion (each such amount being a “breakpoint level”). The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate of the average daily net assets of the three combined Portfolios that falls within that breakpoint level by the aggregate of the average daily net assets of the three combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

	Rate of Advisory Fee

			Limited
Aggregate of average daily net assets	Insured	National	Maturity
of the three combined Portfolios	Portfolio	Portfolio	Portfolio

Not exceeding $250 million	0.40%	0.50%	0.40%

In excess of $250 million but not exceeding $400 million	0.375	0.475	0.375

In excess of $400 million but not exceeding $550 million	0.375	0.475	0.35

In excess of $550 million but not exceeding $1.5 billion	0.375	0.475	0.325

In excess of $1.5 billion	0.35	0.475	0.325

      For the last three fiscal years ended June 30, FAM received advisory fees as follows:

			Limited
	Insured	National	Maturity
Fiscal Year Ended June 30,	Portfolio	Portfolio	Portfolio

1998	$7,298,381	$7,125,632	$1,353,388

1999	$6,832,049	$7,068,892	$1,350,646

2000	$5,507,883	$5,692,201	$1,145,746

      Payment of Expenses. The Investment Advisory Agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with economic research, investment research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its subsidiaries. Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund’s general administrative expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, portfolio insurance maintained and paid by the Insured Portfolio, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses that will be allocated on the basis of the size of the respective Portfolios include Directors’ fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by FAMD), Commission fees, accounting costs and other expenses properly payable by the Fund and allocable on the basis of the size of the respective Portfolios. Accounting services are currently provided for the Fund by FAM, and the Fund pays FAM a fee for such services. Depending upon the nature of a lawsuit, litigation costs may be directly applicable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Directors has determined that this is an appropriate method of allocation of expenses. The Fund’s total expenses for the fiscal year ended June 30, 2000 was $20,579,863, of which $9,423,415 was attributable to the Insured Portfolio (representing .43%, 1.19%, 1.24%, and .68% of average net assets for Class A, Class B, Class C and Class D shares, respectively), $9,562,282 was attributable to the National Portfolio (representing .56%, 1.32%, 1.37%, and .81% of average net assets for Class A, Class B, Class C and Class D shares, respectively), and $1,594,166 was attributable to the Limited Maturity Portfolio (representing .40%, .76%, .76%, and .50% of average net assets for Class A, Class B, Class C and Class D shares, respectively). FAM was not required to reduce its fee or reimburse any of the Fund’s expenses for the fiscal year ended June 30, 2000.

      As required by the distribution agreement between FAMD and the Fund (the “Distribution Agreement”), FAMD will pay certain of the expenses of each Portfolio incurred in connection with the offering of shares of each Portfolio, including the expense of printing the prospectuses used in connection with the continuous offering of shares by each Portfolio. See “Purchase of Shares — Distribution Plans.”

      The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding voting shares of each Portfolio and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract terminates upon assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

      If the Directors or shareholders (as applicable) of any Portfolio fail to approve the continuance of the Investment Advisory Agreement as set forth above, the Investment Advisory Agreement will continue in effect as to any other Portfolio if the Directors or shareholders (as applicable) of such Portfolio have approved the contract as set forth above.

Transfer Agency Services

      Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $0.20 monthly closed account charge will be assessed to all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

Code of Ethics

      The Board of Directors of the Fund has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Fund’s Investment Adviser and Distributor (the “Code of Ethics”). The Code of Ethics significantly restricts the personal investing activities of all employees of the Investment Adviser and Distributor and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

      The Code of Ethics requires that all employees of the Investment Adviser and Distributor preclear any personal securities investments (with limited exceptions such as mutual funds, high-quality short term securities and direct obligations of the U.S. government). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser and Distributor include a ban on acquiring any securities in a “hot” initial public offering and investment personnel are prohibited from profiting on short term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Code of Ethics provides for trading “blackout periods” which prohibit trading by investment personnel of the Fund within seven calendar days before or after trading by the Fund in the same or an equivalent security.

PURCHASE OF SHARES

      Reference is made to “How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus for certain information as to the purchase of Fund shares. The Fund has entered into a Distribution Agreement with FAMD (the “Distributor”) in connection with the offering of each class of shares of the three Portfolios. The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the Fund’s shares. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

      Each of the Portfolios issues four classes of shares under the Merrill Lynch Select PricingSM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D shares are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C shares are sold to investors choosing the deferred sales charge alternatives. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege and may not be purchased except through exchange of Class C shares of another Portfolio or another MLIM/FAM-advised mutual fund.

      Investors should determine whether under their particular circumstances it is more advantageous to incur the initial sales charge or to have the initial purchase price invested with the Portfolio with the investment thereafter being subject to the contingent deferred sales charge (“CDSC”) and ongoing distribution fees. Each Class A, Class B, Class C and Class D share of a Portfolio represents an identical interest in the Portfolio and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges, distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Portfolio for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B,

Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/ or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See “Purchase of Shares — Distribution Plans” below. Each Class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

      Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

      The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by MLIM or FAM. Funds advised by MLIM or FAM that use the Merrill Lynch Select PricingSM System are referred to herein as “Select Pricing Funds.”

      Each Portfolio offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Portfolio next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers or other financial intermediaries prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE in order to purchase Portfolio shares at that day’s offering price.

      The Fund or the Distributor may suspend the continuous offering of a Portfolio’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives — Class A and Class D Shares

      The Fund sells its Class A and Class D shares through the Distributor and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) as dealers. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

      The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of a Portfolio, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount; provided, however, that it does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

      Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends from outstanding Class A shares. Investors that currently own Class A shares of a Portfolio in a shareholder account, including participants in the Merrill Lynch BlueprintSM program, are entitled to purchase additional Class A shares of that Portfolio in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions, provided that the program or branch has $3 million or more initially invested in MLIM/ FAM-Advised Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs, including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee, certain Merrill Lynch investment programs that offer pricing alternatives for securities transactions and purchases made in connection with certain fee-based programs. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLIM/ FAM-Advised Funds, including the Fund. Certain persons who acquired shares of certain MLIM/FAM-Advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth below are met (for closed-end funds that commenced operations prior to October 21, 1994). In addition, Class A shares of the Fund and certain other MLIM/ FAM-Advised Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLIM/ FAM-Advised Funds.

     Class A and Class D Sales Charge Information

Class A Shares

	Gross Sales	Sales Charges	Sales Charges	CDSCs Received on
	Charges	Retained by	Paid to	Redemption of
For the fiscal year ended June 30,	Collected	Distributor	Merrill Lynch	Load-Waived Shares

Insured Portfolio

1998	$204,924	$23,596	$181,328	$0

1999	$209,153	$20,406	$188,747	$0

2000	$84,731	$9,943	$74,788	$0

National Portfolio

1998	$144,059	$15,549	$128,510	$3,330

1999	$124,057	$12,026	$112,031	$0

2000	$56,355	$5,914	$50,441	$0

Limited Maturity Portfolio

1998	$7,852	$875	$6,977	$0

1999	$7,074	$736	$6,338	$0

2000	$6,353	$703	$5,650	$843

Class D Shares

	Gross Sales	Sales Charges	Sales Charges	CDSCs Received on
	Charges	Retained by	Paid to	Redemption of
For the fiscal year ended June 30,	Collected	Distributor	Merrill Lynch	Load-Waived Shares

Insured Portfolio

1998	$76,976	$7,738	$69,238	$0

1999	$181,373	$8,778	$172,595	$49,520

2000	$31,460	$3,063	$28,397	$0

National Portfolio

1998	$123,483	$13,622	$109,861	$0

1999	$322,812	$12,332	$310,480	$37,014

2000	$35,869	$3,415	$32,454	$1,009

Limited Maturity Portfolio

1998	$14,989	$1,509	$13,480	$37,656

1999	$22,334	$2,020	$20,314	$42,224

2000	$5,726	$343	$5,383	$430

      Closed-End Fund Reinvestment Options. Class A shares of the Fund and other Select Pricing Funds (“Eligible Class A Shares”) are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or MLIM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of such shares in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of those shares may purchase Class A shares (if eligible to purchase Class A shares) or Class D shares of a Portfolio and other Select Pricing Funds (“Eligible Class D Shares”) at net asset value if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D shares. Second, the closed-end fund shares must either have been acquired in that fund’s initial public offering or represent dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the reinvestment option.

      Subject to the conditions set forth below, shares of each Portfolio are offered at net asset value to holders of the common stock of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this reinvestment option, shareholders of

Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of a Portfolio, shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. will receive Class C shares of a Portfolio and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of a Portfolio, except that shareholders of Merrill Lynch Municipal Strategies Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who already own Class A shares of a Portfolio may be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this reinvestment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an “eligible fund”) must sell his or her shares of common stock of the eligible fund (the “eligible shares”) back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of a Portfolio. This option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund’s prospectus) is applicable. Purchase orders from eligible fund shareholders who wish to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of the Portfolio on such day. The Class C CDSC may be waived upon redemption of Class C shares purchased by an investor pursuant to this closed-end fund reinvestment option. Such waiver is subject to the requirement that the investor have held the tendered shares for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed-end fund.

Reduced Initial Sales Charges — Class A and Class D Shares

      A reduced sales charge is available for any purchase in excess of $25,000 (in the case of the Insured Portfolio and National Portfolio) and $100,000 for the Limited Maturity Portfolio of Class A or Class D shares of a Portfolio.

      No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

      Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which investors are permitted to purchase shares of any of the three Portfolios subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of the shares of all of the Portfolios and of other MLIM/ FAM-Advised Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefits plans may not be combined with other shares to qualify for the right of accumulation.

      Letter of Intent. Reduced sales charges are applicable to purchases of Class A and Class D shares of the Portfolios, or any other MLIM/ FAM-Advised Funds, where purchases of such shares aggregating $25,000 or more for the Insured Portfolio and National Portfolio or $100,000 or more for the Limited Maturity Portfolio are made through any dealer within a 13-month period starting with the first purchase pursuant to a Letter of Intent in the form provided by the Distributor. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares, but its execution will result in the purchaser’s paying a lower sales charge at the appropriate quantity purchase level. The Letter of Intent is available only to investors whose accounts are maintained at the Fund’s Transfer Agent. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent letter executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Portfolios and of other MLIM/ FAM-Advised Funds (or eligible shares) presently held, at cost or maximum offering price (whichever is higher) on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by the Letter of Intent will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intent (minimum of $25,000 for the National and Insured Portfolio or $100,000 for the Limited Maturity Portfolio), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A and Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose and will be involuntarily redeemed to pay the additional sales charge, if necessary. The first purchase under the Letter of Intent must be at least five percent of the dollar amount of such Letter. If during the term of such Letter a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the shares then being purchased plus the total cost of all shares previously purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from a MLIM/FAM-advised money market fund into any Portfolio that creates a sales charge will count toward completing a new or existing Letter of Intent in any Portfolio.

      Employee AccessSM Accounts. Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

      TMASM Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

      Merrill Lynch BlueprintSM Program. Class D shares of any of the three Portfolios are offered to participants in the Merrill Lynch BlueprintSM Program (“Blueprint”). In addition, participants in Blueprint who own Class A shares of a Portfolio may purchase additional Class A shares of the Portfolio through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of a Portfolio through Blueprint will acquire the shares at net asset value plus a sales charge calculated in accordance with Blueprint sales charge schedule (i.e., up to $5,000 at 0.80% for Limited Maturity Portfolio, up to $5,000 at 3.5% for the Insured Portfolio or National Portfolio, and $5,000.01 or more at the standard disclosed sales charge rate in the Prospectus). However, services, including the exchange privilege, available to Class A or Class D shareholders through Blueprint may differ from those available to other investors. Class A and Class D shares are offered at net asset value, to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (“IRA Rollover Program”) available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. Orders for purchases and redemptions of Class A or Class D shares of the Portfolios may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

      Purchase Privileges of Certain Persons. Directors of the Fund, members of the Boards of other MLIM/FAM-Advised Funds, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

      Class D shares of the Fund will be offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant’s previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis. Second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

      Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated (“notice”), if the following conditions are satisfied: First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis. Second, such purchase of Class D shares must be made within 90 days after such notice.

      Class D shares of the Fund will be offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual fund and that such shares have been outstanding for a period of no less than six months. Second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

      A purchase of $1 million or more in a single transaction by an investor, or a purchase by a TMASM Managed Trust, of Class A and Class D Shares of the Fund’s Portfolios may not be subject to an initial sales charge. Such purchases may instead be subject to a 1.0% contingent deferred sales charge if the shares are redeemed within one year after purchase in lieu of paying an initial sales charge.

      Acquisition of Certain Investment Companies. Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

      Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class A or Class D shares of a Portfolio through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

      Purchases by Banks. Class A shares of the Fund’s Insured Portfolio may be purchased at net asset value, without a sales charge, by banks that have invested a minimum of $25 million in such shares.

      Fee-Based Investment Programs. Certain Merrill Lynch fee-based investment programs, including pricing alternatives for securities transactions, (each referred to in this paragraph as a “Program”) may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified. Termination of participation in a Program may result in the redemption of such shares or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Deferred Sales Charge Alternatives — Class B and Class C Shares

      The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares of the Insured and National Portfolios are subject to a four year CDSC charged on redemption and Class B shares of the Limited Maturity Portfolio are subject to a one year CDSC, while Class C shares of each Portfolio are subject only to a one year 1.00% CDSC. Approximately ten years after Class B shares are issued, such Class B shares, together with Class B shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the relevant Portfolio and thereafter will be subject to lower continuing fees. See “Conversion of Class B Shares to Class D Shares” below. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. Both Class B and Class C shares of each Portfolio are subject to an account maintenance fee of 0.25% (in the case of the National and Insured Portfolios) and 0.15% (in the case of the Limited Maturity Portfolio) of net assets. Class B and Class C shares of the Insured and National Portfolios are subject to distribution fees equal to 0.50% and 0.55%, respectively, of net assets. Class B and Class C shares of the Limited Maturity Portfolio are subject to a distribution fee of 0.20% of net assets. See “Distribution Plans.” The proceeds from account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

      Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor’s purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See “Distribution Plans” below.

      Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealers’ own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sale charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares of a Portfolio will convert automatically into Class D shares of that Portfolio, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLIM/ FAM-Advised Funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLIM/FAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

      Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below. Class B shareholders of the Fund exercising the exchange privilege described under “Shareholder Services — Exchange Privilege” will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

      Contingent Deferred Sales Charge — Class B Shares. Class B shares of the Insured and National Portfolios redeemed within four years of purchase and Class B shares of the Limited Maturity Portfolio redeemed within one year of purchase, may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on the redemption of shares received upon the reinvestment of dividends or capital gains distributions.

      The following table sets forth the rates of the CDSC on Class B shares applicable for the period starting October 21, 1994:

Contingent Deferred
Sales Charge as a
Percentage of
Insured or National Portfolio;	Dollar Amount
Year Since Purchase Payment Made	Subject to Charge

0-1	4.00%

1-2	3.00%

2-3	2.00%

3-4	1.00%

4 and thereafter	0.00%

Contingent Deferred
Sales Charge as a
Percentage of
Limited Maturity Portfolio;	Dollar Amount
Year Since Purchase Payment Made	Subject to Charge

0-1	1.0%

1 and thereafter	0.0%

      For the fiscal year ended June 30, 2000, the Distributor received $968,411 in CDSCs with respect to redemptions of Class B shares, amounting to $404,887, $540,744 and $22,780 in the Insured, National and Limited Maturity Portfolios, respectively, all of which were paid to Merrill Lynch. For the fiscal year ended June 30, 1999, the Distributor received CDSCs of $321,449 for the Insured Portfolio, $491,369 for the National Portfolio, and $35,386 for the Limited Maturity Portfolio, with regard to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the fiscal year ended June 30, 1998, the Distributor received CDSCs of $319,626 for the Insured Portfolio, $430,021 for the National Portfolio and $24,619 for the Limited Maturity Portfolio, with regard to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible applicable rate being charged. Therefore, with respect to the Insured and National Portfolios, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the applicable four-year period. It will be assumed, with respect to the Limited Maturity Portfolio, that the redemption is of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

      To provide an example, assume an investor purchased 100 Class B shares of the Insured Portfolio at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.00% (the applicable rate in the third year after purchase for shares purchased on or after October 21, 1994).

      Additional information concerning the waiver of the Class B CDSC is set forth in “Redemption of Shares — Deferred Sales Charge — Class B and Class C Shares.”

      Contingent Deferred Sales Charges — Class C Shares. Class C shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See “Shareholder Services — Fee-Based Programs.” The Class C CDSC of the Fund and certain other MLIM/ FAM-Advised Funds may be waived with respect to Class C shares purchased by an investor with the net proceeds of a tender offer made by certain MLIM/FAM-advised closed end funds, including Merrill Lynch Senior Floating Rate Fund II, Inc. Such waiver is subject to the requirement that the tendered shares shall have been held by the investor for a minimum of one year, and to such other conditions as are set forth in the prospectus for the related closed end fund.

      The following table sets forth the rates of the contingent deferred sales charge on the Class C shares of the Insured, National and Limited Maturity Portfolios:

Contingent Deferred
Sales Charge as a
Percentage of
Dollar Amount
Year Since Purchase Payment Made	Subject to Charge

0-1	1.00%

Thereafter	0.00%

      In determining whether a Class C CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

      For the fiscal year ended June 30, 2000, the Distributor received $28,148 in CDSCs with respect to redemptions of Class C shares, amounting to $2,183, $24,262 and $1,703 in the Insured, National and Limited Maturity Portfolios, respectively, all of which were paid to Merrill Lynch. For the fiscal year ended June 30, 1999, the Distributor received CDSCs of $11,099 for the Insured Portfolio, $20,051 for the National Portfolio, and $866 for the Limited Maturity Portfolio, with regard to redemptions of Class C shares, all of which were paid to Merrill Lynch. For the fiscal year ended June 30, 1998, the Distributor received CDSCs of $2,099 for the Insured Portfolio, $8,715 for the National Portfolio and $1,128 for the Limited Maturity Portfolio, with regard to redemptions of Class C shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

      Conversion of Class B Shares to Class D Shares. After approximately ten years (the “Conversion Period”). Class B shares of a Portfolio will be converted automatically into Class D shares of the relevant Portfolio. Class D shares are subject to an ongoing account maintenance fee of 0.25% (in the case of Insured Portfolio and National Portfolio) and 0.10% (in the case of the Limited Maturity Portfolio) of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for federal income tax purposes.

      In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

      Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

      In general, Class B shares of equity MLIM/ FAM-Advised Funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLIM/ FAM-Advised Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

      The Conversion Period also may be modified in connection with certain fee-based programs. See “Shareholder Services — Fee Based Programs.”

Distribution Plans

      The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

      The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class of a Portfolio, accrued daily and paid monthly, at the annual rate of 0.25% (in the case of the Class B, Class C and Class D shares of the Insured Portfolio and the National Portfolio) and 0.15% (in the case of Class B and Class C shares of the Limited Maturity) and 0.10% (in the case of the Class D shares of the Limited Maturity Portfolio) of the average daily net assets of the Portfolio attributable to shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) in connection with account maintenance activities.

      The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class of a Portfolio, accrued daily and paid monthly, at the annual rate of .50% and .55% for the Class B and Class C shares, respectively, of the Insured and National Portfolios and .20% for the Class B and Class C shares of the Limited Maturity Portfolio of the average daily net assets of the Portfolio attributable to the shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants or other financial intermediaries for selling Class B and Class C shares of the Portfolio. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through selected securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants, a selected securities dealer or other financial intermediary in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund’s Class B and Class C shares.

      Prior to July 6, 1993, the Fund paid the Distributor an ongoing distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% (in the case of the Insured Portfolio and National Portfolio) and 0.35% (in the case of the Limited Maturity Portfolio) of the average daily net assets of the Class B shares of the respective Portfolio (the “Prior Plan”) to compensate the Distributor and Merrill Lynch for providing account maintenance and distribution-related activities and services to Class B shareholders. The fee rate payable and the services provided under the Prior Plan are nearly identical to the aggregate fee rates payable and the services provided under the Distribution Plan, the difference being that the account maintenance and distribution services have been unbundled. For the fiscal year ended June 30, 2000, the Insured, National and Limited Maturity Portfolios paid the Distributor $2,511,198, $2,293,643 and $140,192, respectively, pursuant to the Class B Distribution Plan (based on average net assets subject to the Class B Distribution Plan of approximately $333.0 million, $304.2 million and $39.8 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended June 30, 2000, the Insured, National and Limited Maturity Portfolios paid the Distributor $114,185, $308,907 and $1,777, respectively, pursuant to the Class C Distribution Plan (based on average net assets subject to the Class C Distribution Plan of approximately $14.2 million, $38.4 million and $0.5 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended June 30, 2000, the Insured, National and Limited Maturity Portfolios paid the Distributor $231,832, $227,525 and $64,944, respectively, pursuant to the Class D Distribution Plan (based on average net assets subject to the Class D Distribution Plan of approximately $92.2 million, $90.5 million and $64.6 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance services in connection with Class D shares.

      The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the relevant shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses incurred by the Distributor and Merrill Lynch is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31, of each year on a “fully allocated accrual” basis and quarterly on a “direct expense and revenue/cash” basis. On the fully allocated accrual basis, revenues consist of account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction procession expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and the CDSCs, and expenses consist of financial consultant compensation.

      As of December 31, 1999, the last date for which fully allocated accrual data is available, the fully allocated accrual revenues incurred by the Distributor and Merrill Lynch since October 21, 1988 (commencement of operations) with respect to Class B shares of the Insured Portfolio exceeded fully allocated expenses for that period by $2,163,000 (representing .67% of the Insured Portfolio’s Class B net assets at that date), and the fully allocated accrual revenues incurred by the Distributor and Merrill Lynch during that period with respect to Class B shares of the National Portfolio exceeded the fully allocated accrual expenses for that period by $1,885,000 (representing .64% of the National Portfolio’s Class B net assets at that date). The fully allocated accrual revenues incurred by the Distributor and Merrill Lynch during the period from November 2, 1992 (commencement of operations) to December 31, 1999, with respect to Class B shares of the Limited Maturity Portfolio exceeded fully allocated expenses by $102,000 (representing .24% of the Limited Maturity Portfolio’s Class B net assets at that date). As of June 30, 2000, direct cash revenues received with respect to the Class B shares of the Insured Portfolio for the period since October 21, 1988 (commencement of operations) exceeded direct cash expenses by $39,427,604 (representing 14.26% of Insured Portfolio Class B net assets at that date) and direct cash revenues received with respect to Class B shares of the National Portfolio for the same period exceeded direct cash expenses by $22,385,012 (representing 8.78% of National Portfolio Class B net assets at that date). As of June 30, 2000, direct cash revenues received with respect to the Class B shares of the Limited Maturity Portfolio for the period since November 2, 1992 (commencement of operations) exceeded direct cash expenses by $2,046,563 (representing 6.24% of Limited Maturity Portfolio Class B net assets at that date).

      As of December 31, 1999, the last date for which fully allocated accrual data is available, the fully allocated accrual revenues incurred by the Distributor and Merrill Lynch since October 21, 1994 (commencement of operations) with respect to Class C shares of the Insured Portfolio exceeded fully allocated expenses for that period by $57,000 (representing .42% of the Insured Portfolio’s Class C net assets at that date), and the fully allocated accrual revenues incurred by the Distributor and Merrill Lynch during that period with respect to Class C shares of the National Portfolio exceeded the fully allocated accrual expenses for that period by $175,000 (representing .47% of the National Portfolio’s Class C net assets at that date) and the fully allocated accrual revenues incurred by the Distributor and Merrill Lynch during that period with respect to Class C shares of the Limited Maturity Portfolio exceeded the fully allocated accrual expenses for that period by $3,000 (representing .50% of the Limited Maturity Portfolio’s Class C net assets at that date). As of June 30, 2000, direct cash revenues received with respect to the Class C shares of the Insured Portfolio for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by $400,738 (representing 3.12% of Insured Portfolio Class C net assets at that date), and the direct cash revenues received with respect to the Class C shares of the National Portfolio for the same period exceeded direct cash expenses by $816,466 (representing 2.69% of National Portfolio Class C net assets at that date) and the direct cash revenues with respect to Class C shares of the Limited Maturity Portfolio exceeded direct cash expenses by $5,980 (representing 1.94% of Limited Maturity Portfolio Class C net assets at that date).

      Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders of the relevant Portfolio. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and the related class of shareholders of the Portfolio. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related voting securities of the relevant Portfolio. A Distribution Plan cannot be amended to increase materially the amount to be spent by any Portfolio without the approval of the related class of shareholders of such Portfolio and all material amendments are required to be approved by the vote of directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each class of Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

      The Fund has no obligation with respect to distribution and/or account maintenance related expenses incurred by the Distributor and Merrill Lynch in connection with the Class B, Class C and Class D shares, and there is no assurance that the Board of Directors of the Fund will approve the continuation of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each Class of a Portfolio separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to the one class of a Portfolio will not be used to subsidize the sale of shares of another class of the same Portfolio or of any class of another Portfolio. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares — Conversion of Class B to Class D Shares.”

Limitations on the Payment of Deferred Sales Charges

      The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (“NASD”) imposes a limitation on certain asset-based sales charges such as the distribution fee and the

CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class of each Portfolio. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund with respect to Class B or Class C shares of a Portfolio to (1) 6.25% of eligible gross sales of such shares, computed separately for each class of a Portfolio (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) in connection with the Class B shares of a Portfolio is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares of the relevant Portfolio, and any CDSCs with respect to that class will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

      The following tables set forth comparative information as of June 30, 2000 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor’s voluntary maximum for the period October 21, 1988 (commencement of operations) to June 30, 2000 for the Class B shares of the National and Insured Portfolios, for the period November 2, 1992 (commencement of operations) to June 30, 2000 for Class B shares of the Limited Maturity Portfolio, and for the period October 21, 1994 (commencement of operations) to June 30, 2000 for the shares of the Insured, National and Limited Maturity Portfolios.

	Data Calculated as of June 30, 2000

	Insured Portfolio

	(in thousands)
							Annual
							Distribution
		Allowable	Allowable		Amounts		Fee At
	Eligible	Aggregate	Interest	Maximum	Previously	Aggregate	Current
	Gross	Sales	On Unpaid	Amount	Paid To	Unpaid	Net Asset
	Sales(1)	Charges	Balance(2)	Payable	Distributor(3)	Balance	Level(4)

Class B

Under NASD Rule as Adopted	$1,346,498	$83,520	$60,791	$144,311	$46,186	$98,125	$1,383

Under Distributor’s Voluntary Waiver	$1,346,498	$83,520	$7,369	$90,889	$46,186	$44,703	$1,383

Class C

Under NASD Rule as Adopted	$35,757	$2,231	$786	$3,017	$458	$2,559	$71

	National Portfolio

	(in thousands)
							Annual
							Distribution
		Allowable	Allowable		Amounts		Fee At
	Eligible	Aggregate	Interest	Maximum	Previously	Aggregate	Current
	Gross	Sales	On Unpaid	Amount	Paid To	Unpaid	Net Asset
	Sales(1)	Charges	Balance(2)	Payable	Distributor(3)	Balance	Level(4)

Class B

Under NASD Rule as Adopted	$787,198	$48,689	$30,546	$79,235	$26,495	$52,740	$1,275

Under Distributor’s Voluntary Waiver	$787,198	$48,689	$4,447	$53,136	$26,495	$26,641	$1,275

Class C

Under NASD Rule as Adopted	$63,109	$3,928	$1,081	$5,009	$904	$4,105	$167

	Limited Maturity Portfolio

	(in thousands)
							Annual
							Distribution
		Allowable	Allowable		Amounts		Fee At
	Eligible	Aggregate	Interest	Maximum	Previously	Aggregate	Current
	Gross	Sales	on Unpaid	Amount	Paid to	Unpaid	Net Asset
	Sales(5)	Charges	Balance(2)	Payable	Distributor(6)	Balance	Level(4)

Class B

Under NASD Rule as Adopted	$188,877	$11,777	$8,005	$19,782	$2,186	$17,596	$66

Under Distributor’s Voluntary Waiver	$188,877	$11,777	$972	$12,749	$2,186	$10,563	$66

Class C

Under NASD Rule as Adopted	$3,361	$225	$132	$357	$13	$344	$1

(1)	Purchase price of all eligible Class B shares sold since October 21, 1988 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the exchange privilege.

(2)	Interest is computed on a monthly average Prime Rate basis, based upon the prime rate as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.

(3)	Consists of CDSC payments, distribution fee payments and accruals. Of these distribution fee payments made prior to July 6, 1993 under the Prior Plan at the 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the Shareholder’s participation in the Merrill Lynch Mutual Funds Advisor (“MFA”) Program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(4)	Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

(5)	Purchase price of all eligible Class B shares sold since November 2, 1992 (commencement of Class B operations) other than shares acquired through dividend reinvestment and exchange privilege.

(6)	Consists of CDSC payments, distribution fee payments and accruals. Of these distribution fee payments made prior to July 6, 1993 under the Prior Plan at the 0.35% rate, 0.25% of average daily net assets has been treated as a distribution fee and 0.10% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.

REDEMPTION OF SHARES

      Reference is made to “How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

      The Fund is required to redeem for cash all shares of each Portfolio upon receipt of a written request in proper form. The redemption price is the net asset value per share of the Portfolio next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends declared through the date of redemption. If a shareholder redeems all of the shares in his account, he will receive, in addition to the net asset value of the shares redeemed, a separate check representing all dividends declared but unpaid.

      If a shareholder redeems a portion of the shares in his account, the dividends declared but unpaid on the shares redeemed will be distributed on the next dividend payment date. As set forth below, special procedures are available pursuant to which shareholders may redeem by check. The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days for any period during which trading on the New York Stock Exchange (the “NYSE”) is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of any Portfolio is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of each Portfolio.

      The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by each Portfolio at such time.

      The Fund has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

      A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by the certificate(s) for the shares to be redeemed. The notice in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as their name(s) appear(s) on the Transfer Agent’s register or on the certificate(s), as the case may be. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. Examples of eligible guarantor institutions include most commercial banks and other broker dealers (including for example, Merrill Lynch branch offices). Information regarding other financial institutions that qualify as “eligible guarantor institutions” may be obtained from the Transfer Agent. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of proper notice of redemption.

      At various times the Fund may be requested to redeem shares of a Portfolio for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds, or a certified check drawn on a

United States bank) has been collected for the purchase of such shares. Normally this delay will not exceed ten days.

      A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

      Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

Repurchase

      The Fund will also repurchase shares of each Portfolio through a shareholder’s listed selected securities dealer or other financial intermediary. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the selected securities dealer or other financial intermediary, provided that the request for repurchase is received by the selected securities dealer or other financial intermediary prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the day received and is received by the Fund from the selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day’s closing price. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities dealers that do not have selected dealer agreements with the Distributor may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch, selected securities dealers or other financial intermediaries may charge its customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares. Redemptions made directly through the Fund’s Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase. The exercise of this right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure.

      For shareholders redeeming through their listed securities dealer, payment for full and fractional shares will be made by the securities dealer within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

Reinstatement Privilege — Class A and Class D Shares

      Holders of Class A or Class D shares of any Portfolio who have redeemed their shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Portfolio in which they had invested at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised as follows. A notice to exercise this privilege along with a check for the amount to be reinstated must be received by the Transfer Agent within 30 days after the date the request for redemption was executed by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. Alternatively, the reinstatement privilege may be exercised through the investor’s Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or Distributor.

Deferred Sales Charge — Class B and Class C Shares

      As discussed in “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares,” herein, while under most circumstances, Class B shares of the Insured Portfolio and National Portfolio redeemed within four years of purchase and Class B shares of the Limited Maturity Portfolio redeemed within one year of purchase are subject to a CDSC, the charge is waived on redemptions of Class B shares in certain instances, including following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawal are any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability.

      Merrill Lynch BlueprintSM Program. Class B shares of all three Portfolios are offered to certain participants in the Merrill Lynch BlueprintSM Program (“Blueprint”). Blueprint is directed to small investors and participants in certain affinity groups such as trade associations and credit unions. Class B shares are offered through Blueprint only to members of certain affinity groups. The CDSC is waived for shareholders who are members of such affinity groups at the time of placing orders to purchase Class B shares through Blueprint. However, services, including the exchange privilege, available to Class B shareholders through Blueprint may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of any of the three Portfolios may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases throughout Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning Blueprint, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated. The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

DETERMINATION OF NET ASSET VALUE

      Reference is made to “How Shares are Priced” in the Prospectus.

      The net asset value of the shares of all classes of the Fund is determined by the Investment Adviser once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading (a “Pricing Day”) based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Net asset value is computed by dividing the value of the securities held by each Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor, are accrued daily.

      The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. The per share net asset value of Class C shares will generally be lower than the per share net asset value of Class B shares reflecting the daily expense accruals of the higher distribution fees applicable with respect to Class C shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

      The Municipal Bonds and other portfolio securities in which the Fund invests are traded primarily in over-the-counter (“OTC”) municipal bond and money markets and are valued at the last available bid price for long positions and at the last available ask price for short positions in the OTC market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the “yield equivalent” of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon that are traded on exchanges are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the Board of Directors.

      It is the intention of FAM, subject to guidelines established by the Board of Directors of the Fund, to hold Insured Municipal bonds in the Insured Portfolio that are in default, or in significant risk of default, in the payment of principal or interest until the default has been cured or the principal and interest are paid by the issuer or the insurer. In accordance with such guidelines, FAM will consider the following factors in determining the effective value of Insured Municipal Bonds in the Insured Portfolio that are in default, or in significant risk of default, in the payment of principal or interest: (1) the market value of the bonds; (2) the market value of securities of similar Issuers whose securities carry similar interest rates; and (3) the value of the insurance guaranteeing interest and principal payments. Absent unusual or unforseen circumstances, the value ascribed to the insurance feature of the bonds would be the difference between the market value of the bonds and the market value of securities of a similar nature which are not in default or significant risk of default. It is the position of the Board of Directors that this is a fair method of valuing the insurance feature and reflects a proper valuation method in accordance with the provisions of the Investment Company Act. This method of valuing securities will mean that shareholders of the Insured Portfolio, whether they decide to redeem or decide to retain their investment in the Insured Portfolio, will in normal circumstances receive the benefit of the insurance.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Municipal Bonds and money market securities in which each Portfolio invests are traded primarily in the over-the-counter market. Where possible, each Portfolio deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved and the provision of supplemental investment research by the firm. While the Fund generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to FAM may receive orders for transactions by any Portfolio. Information so received will be in addition to and not in lieu of the services required to be performed by FAM under its Investment Advisory Agreement and FAM’s expenses will not necessarily be reduced as a result of the receipt of such supplemental information.

      Municipal Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of the portfolio securities transactions of each Portfolio consists primarily of dealer or underwriter spreads. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since over-the-counter (“OTC”) transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch, may not serve as a dealer in connection with transactions with the Fund. However, the Fund has obtained an exemptive order permitting it to engage in certain principal transactions involving high quality short-term Municipal Bonds. Affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered the possibilities of seeking to recapture spreads for the benefit of the Fund and, after considering factors deemed relevant, have made a determination not to seek such recapture at this time. The Board will reconsider this matter from time to time. For the fiscal years ended June 30, 1998, 1999 and 2000, each Portfolio paid total brokerage commissions as set forth below, none of which was paid to Merrill Lynch.

Fiscal Year Ended	Total Brokerage
June 30,	Commissions Paid

Insured Portfolio

1998	$13,000

1999	$9,750

2000	$39,000

National Portfolio

1998	$20,800

1999	$19,500

2000	$45,500

Limited Maturity Portfolio

1998	$0

1999	$0

2000	$0

      The aggregate amount of transactions for each Portfolio during the fiscal year ended June 30, 2000 in securities effected on an agency basis through a broker in consideration of, among other things, research services provided was $299,051,188 for the Insured Portfolio, $357,639,250 for the National Portfolio and $0 for the Limited Maturity Portfolio, and the commissions and concessions related to such transactions were $39,000 for the Insured Portfolio, $45,500 for the National Portfolio and $0 for the Limited Maturity Portfolio.

      In addition, no Portfolio may purchase Municipal Bonds during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors which either comply with rules adopted by the Securities and Exchange Commission (the “Commission”) or with interpretations of the Commission staff.

      FAM expects that the portfolio turnover rate for the Insured Portfolio and the National Portfolio should not generally exceed 100%. Because of the short-term nature of the Limited Maturity Portfolio, its turnover rate may be substantially higher. In any particular year, however, market conditions could result in portfolio activity of a Portfolio at a greater or lesser rate than anticipated. High portfolio turnover involves correspondingly higher transaction costs in the form of commissions and dealer spreads, which are borne directly by the applicable Portfolio.

DIVIDENDS AND TAXES

      Reference is made to “Dividends and Taxes” in the Prospectus.

Dividends

      The net investment income of each Portfolio is declared as dividends daily immediately prior to the determination of the net asset value of each Portfolio on that day. The net investment income of each Portfolio for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of each Portfolio, including the advisory fee and Class B, Class C and Class D account maintenance and Class B and Class C distribution fees (if applicable), are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of each Portfolio at net asset value unless the shareholder elects to receive such dividends in cash. The per share dividends on each class of shares of each of the three Portfolios will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.

      Net realized capital gains dividends, if any, are declared and paid to the Fund’s shareholders at least annually. Capital gains dividends will be automatically reinvested in shares unless the shareholder elects to receive such distributions in cash.

      See “Shareholder Services — Automatic Reinvestment of Dividends” for information as to how to elect either dividend reinvestment or cash payments. Any portions of dividends that are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of any Portfolio or received in cash.

Federal Income Taxes

      Each Portfolio of the Fund generally will be treated as a separate corporation for Federal income tax purposes. Each Portfolio has qualified and expects to continue to qualify for the special tax treatment afforded regulated investment companies under the Code. If each Portfolio qualifies for that tax treatment, it will not be subject to Federal income tax on that part of its net ordinary income and net realized long term capital gains that it distributes to its shareholders.

      Each Portfolio intends to qualify to pay “exempt-interest” dividends as defined in Section 852(b)(5) of the Code. Under that section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”), pursuant to Section 103(a) of the Code (relating to obligations of a state, territory, or a possession of the United States, or any political sub-division of any of the foregoing, or of the District of Columbia), the Portfolio will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than any capital gain distributions) paid by the Portfolio which are attributable to interest on tax-exempt obligations and designated by the Portfolio as exempt-interest dividends in a written notice mailed to the Portfolio’s shareholders within sixty days after the close of its taxable year. The percentage of the total dividends paid by the Portfolio during any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders of each Portfolio receiving dividends during such year. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludible from their gross income under Section 103(a) of the Code. However, a shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a “substantial user” under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by the Portfolio. Also, any losses realized by individuals who dispose of shares of the Fund within six months of their purchase are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

      Dividends paid by each Portfolio from its taxable income (i.e ., interest on money market securities) and dividends of net realized short term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income. Any dividends of designated as net long term capital gains (whether from tax-exempt or taxable obligations) in a written notice furnished annually to shareholders are taxable to shareholders as gains from the sale or exchange of a capital asset held for more than one year, regardless of a shareholder’s holding period for shares of a Portfolio. If a Portfolio acquires tax-exempt obligations having market discount (generally, obligations acquired for a price less than their principal amount) after April 30, 1993, gain on the disposition or retirement of such obligations will be treated as ordinary income to the extent of accrued market discount. To the extent the Portfolio has both taxable and tax-exempt income, expenses of the Fund will be allocated between the taxable and the tax-exempt income on a proportional basis. Since the Portfolios will not invest in the stock of domestic corporations, the dividends-received deduction for corporations will not be available to shareholders. The per share dividends on Class B and Class C shares of any Portfolio will be lower than the per share dividends on Class A and Class D shares of those Portfolios as a result of the account maintenance distribution and higher transfer agency fees applicable to Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See “Determination of Net Asset Value.” The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio is not deductible to the extent attributable to exempt-interest dividends.

      Some shareholders may be subject to a 31% withholding tax (“backup withholding”) on reportable dividends and redemption payments. Backup withholding is not required with respect to exempt-interest dividends. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

      As a result of trading in futures contracts, a Portfolio may realize net capital gains which, when distributed to shareholders, would be taxable in the hands of the shareholders. For example, if the Portfolios sold municipal bond index futures contracts in anticipation of a decline in the value of securities they own and that index in fact declines in value, the Portfolios would realize a capital gain upon the closing out of that futures contract. Furthermore, if a Portfolio holds such a futures contract on the last day of its taxable year, it would be deemed under the Code to have sold that futures contract at its fair market value on the last day of its taxable year and thus would realize a gain or loss. Such gain or loss is treated as 60% long term capital gain or loss and 40% short term capital gain or loss (hereinafter “blended gain or loss”), notwithstanding the holding period of the futures contract. Since the futures transaction was entered into to hedge the anticipated decline in the portfolio securities of the Portfolio in question, it is likely that the gain on the futures transactions would be partly or completely offset by a corresponding decline in the value of the portfolio securities of such Portfolio. However, unless the Portfolios sell such securities so as to “realize” such losses in a manner to offset the blended gain for Federal income tax purposes, the Portfolio would have a blended gain. Such blended gain would result in taxable income to the shareholders of the Fund.

      A redemption resulting in a gain is a taxable event whether or not the reinstatement privilege is exercised. A redemption resulting in a loss will not be a taxable event to the extent the reinstatement privilege is exercised and an adjustment will be made to the shareholder’s tax basis in shares acquired pursuant to the reinstatement. For shares of a Portfolio acquired after October 3, 1989, if a shareholder disposes of those shares and subsequently reacquires shares of the Portfolio pursuant to the reinstatement privilege, then the shareholder’s tax basis in those shares will be reduced to the extent the sales charge paid to the Portfolio reduces any sales charge such shareholder would have been required to pay on the subsequent acquisition in the absence of the reinstatement privilege. Instead, such sales charge will be treated as an additional amount paid for the subsequently acquired shares and will be included in the shareholder’s tax basis for such shares.

      No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder’s basis in the Class D shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

      If a shareholder exercises his exchange privilege within 90 days after the date such shares were acquired to acquire shares in such fund or another fund (“New Fund”), then the loss, if any, recognized on the exchange will be reduced (or the gain, if any, increased) to the extent the load charge paid to the Fund reduces any load charge such shareholder would have been required to pay on the acquisition of the New Fund shares in the absence of the exchange privilege. Instead, such load charge will be treated as an amount paid for the New Fund shares and will be included in the shareholder’s basis for such shares.

      A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      An exchange between funds pursuant to the Exchange Privilege (as described below on page 42) is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes and, depending upon the circumstances, a short or long term capital gain or loss may be realized. In addition, any shareholder of the Fund who exercises the Exchange Privilege and becomes a shareholder of another fund must certify to such other fund his or her Social Security Number or Taxpayer Identification Number and that he is not subject to the backup withholding tax if he or she wishes to avoid a 31% backup withholding tax on the gross proceeds paid by such other fund on redemption of shares and on dividend distributions made to him or to her by such other fund.

      Any dividend declared by a Portfolio in October, November or December of any year and made payable to shareholders of record in such a month will be deemed to be received on December 31 of such year if actually paid during the following January. Accordingly, those dividends, to the extent taxable, will be taxable to shareholders in the year declared, and not in the year in which shareholders actually receive the dividend.

      Not later than sixty days after the end of each fiscal year of the Fund, the Fund will send to its shareholders the written notice required by the Code designating the amount of its dividends that constitute exempt-interest dividends, the amount of the dividends which are ordinary taxable income and the amount of dividends which are taxable to shareholders as long term capital gains.

      Every person required to file a tax return must disclose on that return the amount of exempt-interest dividends received from a Portfolio during the taxable year. The disclosure of this amount is for information purposes only. In addition, with respect to a shareholder who receives exempt-interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will, to the extent of the amount of such exempt-interest dividends, be disallowed.

      Interest income with respect to certain tax-exempt bonds, known as “private activity” bonds, is a preference item for purposes of the corporate and individual alternative minimum tax. To the extent that a Portfolio invests in private activity bonds, shareholders of the Portfolio will have preference items attributable to their proportionate shares of the interest income received by the Portfolio from such bonds, thereby increasing a shareholder’s alternative minimum taxable income. In addition, a corporation must increase its alternative minimum taxable income by 75 percent of the amount by which adjusted current earnings exceed alternative minimum taxable income (without regard to this provision or the alternative net operating loss deduction). Adjusted current earnings are computed by making certain adjustments, which generally follow the rules applicable to corporations in computing earnings and profits. All tax-exempt dividends received by the corporate shareholders of a Portfolio are included in their current earnings, thus, increasing a corporate shareholders’ alternative minimum taxable income. In general, an individual shareholder filing a joint return who does not have any tax preference items subject to the alternative minimum tax other than income received from the Fund derived from private activity bonds would have to receive more than $45,000 of such income from the Fund before becoming subject to the alternative minimum tax.

      Exempt-interest dividends paid by the Fund, whether or not attributable to private activity bonds, may increase a corporate shareholder’s alternative minimum taxable income. In addition, the payment of exempt-

interest dividends may increase a corporate shareholder’s liability for the environmental tax imposed on a corporation’s alternative minimum taxable income (computed without regard to either the alternative tax net operating loss deduction or the environmental tax deduction) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. The tax will be imposed even if the corporation is not required to pay an alternative minimum tax.

      The Code imposes a four percent nondeductible excise tax on a regulated investment company, such as a Portfolio of the Fund, if the company does not distribute to its shareholders during the calendar year an amount equal to 98 percent of the investment company’s taxable income, with certain adjustments, for such calendar year, plus 98 percent of the company’s capital gain net income for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which a company does not meet the foregoing distribution requirements. The excise tax will not, however, generally apply to the tax-exempt income of a regulated investment company, such as a Portfolio of the Fund, that pays exempt-interest dividends. In addition, if a Portfolio has taxable income that would be subject to the excise tax, the Fund intends to distribute the income of such Portfolio so as to avoid payment of the excise tax.

      At June 30, 2000, the Insured Portfolio had a net capital loss carryforward of approximately $17,630,000, all of which expires in 2008; the National Portfolio had a net capital loss carryforward of approximately $25,616,000, all of which expires in 2008; and the Limited Maturity Portfolio had a net capital loss carryforward of approximately $2,048,000, of which $1,928,000 expires in 2003 and $120,000 expires in 2008. These amounts will be available to offset like amounts of any future taxable gains.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action.

      Ordinary income and capital gains dividends may also be subject to state and local taxes.

State and Local Taxes

      Depending upon the extent of the Fund’s activities in those states and localities in which its offices are maintained or in which its agents or independent contractors are located, the Fund may be subject to the tax laws of such states or localities. In addition, the exemption of interest income for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such interest income, and each holder of shares of the Fund is advised to consult his or her own tax adviser in that regard. The Fund will report annually the percentage of interest income received by each Portfolio during the preceding year on tax-exempt obligations, indicating, on a state-by-state basis, the source of such income.

SHAREHOLDER SERVICES

      The Fund offers a number of shareholder services, described below, that are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto described below can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary. Certain of these services are available only to United States investors and certain of these services are not available to investors who place purchase orders for the Fund’s shares through the Merrill Lynch BlueprintSM Program.

Investment Account

      Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of income dividends and long term capital gains distributions. The quarterly statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long term capital gains distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent. Upon the transfer of shares out of a Merrill Lynch brokerage account or an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in the transferring shareholder’s name will be opened automatically, at the Transfer Agent.

      Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

      Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration in the new brokerage firm’s name. Certain shareholder services may not be available for the transferred shares.

Automatic Investment Plans

      A shareholder may make additions to the Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder’s securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investors’ bank account is required. Investors who maintain CMA® or CBA® Accounts may arrange to have periodic investments made in the Fund, in the CMA® or CBA® Accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA® or CBA® Automatic Investment Program. The Automatic Investment Plan is not available for Class C shares of the Limited Maturity Portfolio.

Fee-Based Programs

      Certain fee based programs offered by Merrill Lynch and other financial intermediaries, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares that will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another financial intermediary, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Automatic Reinvestment of Dividends

      Unless specific instructions are given as to the method of payment of dividends will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without a sales charge, determined as of the close of business on the NYSE on the ex-dividend date of such dividend. Shareholders may elect in writing to receive their income dividends or capital gains dividends, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

      Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder’s account is maintained with Merrill Lynch, or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) if the shareholder’s account is maintained with the Transfer Agent, that they no longer wish to have their dividends reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected, except that any dividend or distribution of less than $10 payable to an account maintained directly with the Fund’s Transfer Agent will not be paid in cash but will be reinvested in shares of the Fund. If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-800-MER-FUND). For other accounts, the shareholder should contact his or her Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary. The Fund is not responsible for any failure of delivery to the shareholder’s addresses of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments can also be directed to the shareholder’s bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

Systematic Withdrawal Plans

      A shareholder of any of the three Portfolios may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to such shareholder’s bank account on either a monthly or calendar quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

      At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined once daily by FAM immediately after the declaration of dividends as of the close of business on the NYSE (generally 4:00 p.m. Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on that day, the shares will be redeemed as of close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder’s Systematic Withdrawal Plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

      Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals. With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares — Contingent Deferred Sales Charge — Class B Shares” and “Contingent Deferred Sales Charges — Class C Shares.” Where the systematic withdrawal plan is applied to Class B Shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares if the shareholder so elects. See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares — Conversion of Class B Shares to Class D Shares;” if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

      Alternatively, a shareholder whose shares are held within a CMA® or CBA® Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® or CBA® Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account three business days after the date the shares are redeemed all redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® or CBA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA® or CBA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

Exchange Privilege

      U.S. Shareholders of each class of shares of a Portfolio of the Fund who have held all or part of their shares in the Portfolio for at least 15 days have an exchange privilege (the “Exchange Privilege”) with other Portfolios of the Fund and with certain other MLIM/ FAM-Advised Funds. Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of a Portfolio for Class A shares of another Portfolio or a second MLIM/FAM-Advised Fund if the shareholder holds any Class A shares of the other Portfolio or second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of another Portfolio or a second MLIM/FAM-Advised Fund, and the shareholder does not hold Class A shares of the other Portfolio or second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the other Portfolio or second fund, the shareholder will receive Class D shares of the other Portfolio or second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of another Portfolio or a second MLIM/FAM-Advised Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the other Portfolio or second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the other Portfolio or second fund. Class B, Class C and Class D of a Portfolio shares will be exchangeable with shares of the same class of another Portfolio or other MLIM/ FAM-Advised Funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Portfolio is “tacked” to the holding period of the newly acquired shares of the other Portfolio or other MLIM/FAM-Advised Fund as more fully described below.

Class A and Class D shares also will be exchangeable for Class A shares, and Class B and Class C shares also will be exchangeable for Class B shares, of Summit Cash Reserves Fund, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares as more fully described below. The Exchange Privilege available to participants in the Merrill Lynch BlueprintSM Program may be different from that available to other investors.

      Exchanges of Class A and Class D shares of a Portfolio outstanding (“outstanding Class A and Class D shares”) for Class A or Class D shares of another Portfolio or another MLIM/FAM-Advised Fund (“new Class A or Class D shares) are transacted on the basis of relative net asset value per Class A or Class D share respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the sales charge previously paid will include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the Exchange Privilege, dividend reinvestment Class A or Class D shares will be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A or Class D money market funds without a sales charge.

      In addition, the Fund offers to exchange Class B and Class C shares of a Portfolio outstanding (“outstanding Class B or Class C shares”) for Class B or Class C shares respectively of another Portfolio or any of the other MLIM/ FAM-Advised Funds (“new Class B or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of a Portfolio exercising the Exchange Privilege will continue to be subject to that Portfolio’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through the use of the Exchange Privilege. In addition, Class B shares of the Portfolio acquired through the use of the Exchange Privilege will be subject to that Portfolio’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund or Portfolio from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B or Class C shares of the National Portfolio for those of the Merrill Lynch Small Cap Value Fund, Inc. after having held the National Portfolio Class B shares for two and a half years. The 2% contingent deferred sales charge that generally would apply to a redemption would not apply to the exchange. Two years later the investor may decide to redeem the Class B shares of Merrill Lynch Basic Value Fund, Inc. and receive cash. There will be no CDSC due on this redemption, since by “tacking” the two and a half year holding period of National Portfolio Class B shares to the two year holding period for the Merrill Lynch Small Cap Value Fund, Inc. Class B shares, the investor will be deemed to have held the new Class B shares for more than four years.

      Shareholders also may exchange their shares into shares of Summit Cash Reserves Fund, a series of Financial Institutions Series Trust (“Summit”). Class A and Class D shares will be exchangeable for Class A shares of Summit, and Class B and Class C shares will be exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of MLIM/FAM-Advised Funds; Class B shares of Summit have an exchange privilege back into Class B shares or Class C shares of MLIM/FAM-Advised Funds. The period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and, with respect to Class B shares, toward satisfaction of any conversion period. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. The exchange privilege described in this paragraph does not apply with respect to certain Merrill Lynch fee-based programs, for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

      Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the Exchange Privilege is treated as a sale for Federal income tax purposes and, depending on the circumstances, a short or long term capital gain or loss may be realized. In addition, a shareholder exchanging shares of any of the funds may be subject to a backup withholding tax unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct and that such shareholder is not otherwise subject to backup withholding. See “Dividends, Distributions and Taxes” above.

      To exercise the Exchange Privilege, shareholders should contact their listed dealer, who will advise the Fund of the exchange, or the shareholder may write to the Transfer Agent requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signature(s) guaranteed by “eligible guarantor institution” (including, for example, Merrill Lynch branch offices and certain other financial institutions), as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the transfer agent through the use of industry publications. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the Exchange Privilege by wire through their securities dealers or other financial intermediaries. The Fund reserves the right to require a properly completed Exchange Application. These funds may suspend the continuous offering of their shares to the public at any time and may thereafter resume such offering from time to time.

      Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the account holder is deceased, the request is by an individual other than the account holder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

      The Exchange Privilege may be modified or terminated at any time on 60 days’ notice. The Fund reserves the right to limit the number of times an investor may exercise the Exchange Privilege. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

PERFORMANCE DATA

      From time to time the Fund may include its average annual total return and other total return data, as well as yield and tax equivalent yield, in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax equivalent yield figures are based on the Fund’s historical performance and are not intended to indicate future performance. Average annual total return, yield and tax equivalent yield are determined separately for Class A, Class B, Class C and Class D shares, in accordance with formulas specified by the Commission.

      Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. Dividends paid with respect to all shares of a Portfolio, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that distribution fees, account maintenance fees and any incremental transfer agency costs relating to a class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Portfolios in any advertisement or information including performance data for such Portfolios.

      The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that, (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculation of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return. Aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund’s total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Fund at the beginning of each specified period.

      On occasion, the Fund may compare its performance to that of the Standard & Poor’s 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, other market indices or performance data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performances of the Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

      Set forth below is total return information for each class of shares of each Portfolio for the periods indicated.

Average Annual Total Return

(including maximum applicable sales charges)

	Expressed as a Percentage
	Based on a
	Hypothetical $1,000 Investment

			Limited
	Insured	National	Maturity
	Portfolio	Portfolio	Portfolio

One Year Ended June 30, 2000

Class A	-2.84%	-3.45%	2.27%

Class B	-3.21	-3.89	1.94

Class C	-0.42	-1.08	1.94

Class D	-3.08	-3.59	2.17
Five Years Ended June 30, 2000

Class A	3.92%	4.29%	3.61%

Class B	3.98	4.35	3.47

Class C	3.92	4.30	3.35

Class D	3.66	4.03	3.51
Ten Years Ended June 30, 2000

Class A	5.97%	6.14%	4.34%

Class B	5.60	5.78	—

Class B (11/02/92–6/30/00)	—	—	3.49
Inception (October 21, 1994) to June 30, 2000

Class C	4.99%	5.18%	3.57%

Class D	4.82	5.01	3.74

      In order to reflect the reduced sales charges applicable to certain investors the performance data in advertisements distributed to investors whose purchases are subject to reduced sales load, in the case of Class A or Class D shares, or waiver of the contingent deferred sales charge in the case of the Class B and Class C shares, may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charge, a lower amount of expenses is deducted.

      The Fund’s total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Fund at the beginning of each specified period.

      Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund’s yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the Fund’s yield that is not tax-exempt.

      The following table sets forth the yield for the 30-day period ending June 30, 2000 for each class of each Portfolio.

	For the Period Ending June 30, 2000

	Yield

	Insured Portfolio	National Portfolio	Limited Maturity Portfolio

Class A	5.15%	5.43%	4.35%

Class B	4.61%	4.89%	4.03%

Class C	4.56%	4.84%	4.03%

Class D	4.91%	5.18%	4.23%

      The tax equivalent yield for the same period (based on a tax rate of 28%) was:

	Insured Portfolio	National Portfolio	Limited Maturity Portfolio

Class A	7.15%	7.54%	6.04%

Class B	6.40%	6.79%	5.60%

Class C	6.33%	6.72%	5.60%

Class D	6.82%	7.19%	5.88%

      Total return, yield and tax equivalent yield figures are based on each Portfolio’s historical performance and are not intended to indicate future performance. Each Portfolio’s total return, yield and tax equivalent yield will vary depending on market conditions, the securities comprising the Portfolio, the Portfolio’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Portfolio will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

      Each Portfolio may provide information designed to help investors understand how the Portfolio is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Portfolio’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Portfolio’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Portfolio may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of the Portfolios’ relative performance for any future period.

ADDITIONAL INFORMATION

Organization of the Fund

      The Fund is a diversified, open-end management investment company organized under the laws of the State of Maryland that commenced operations on October 21, 1977. Prior to September 21, 1979, the Fund consisted solely of the Insured Portfolio. Currently, the Fund is comprised of three separate Portfolios: Insured Portfolio, National Portfolio and Limited Maturity Portfolio.

      The authorized capital stock of the Fund consists of 3,850,000,000 shares of Common Stock, divided into three series, each of which is divided into four classes, having a par value of $0.10 per share. The shares of Insured Portfolio Series Common Stock (500,000,000 Class A, 375,000,000 Class B shares, 375,000,000 Class C shares, 500,000,000 Class D shares authorized), National Portfolio Series Common Stock (375,000,000 Class A, 375,000,000 Class B shares, 375,000,000 Class C shares, 375,000,000 Class D shares authorized), and Limited Maturity Portfolio Series Common Stock (150,000,000 Class A, 150,000,000 Class B shares, 150,000,000 Class C shares, 150,000,000 Class D shares authorized) are divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Each Class A, Class B, Class C and Class D share of common stock of each of the Portfolios represents an interest in the same assets of such Portfolio and are identical in all respects to the shares of the other classes except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each Class of shares of a Portfolio has exclusive voting rights with respect to matters relating to account maintenance services and distribution expenditures relative to that Portfolio, as applicable (except that Class B shareholders have certain voting rights with respect to the Class D Distribution Plan). Only shares of each respective Portfolio are entitled to vote on matters concerning only that Portfolio.

      Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolios and in net assets of the respective Portfolios upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except, as noted above, the Class B, Class C and Class D shares of the Portfolios bear certain expenses related to the distribution of such shares. The shares of each Portfolio, when issued, will be fully paid and nonassessable, have no preference, pre-emptive, conversion, exchange or similar rights. Shares have the conversion rights described in the Prospectus. Holders of shares of any Portfolio are entitled to redeem their shares as set forth under “Redemption of Shares.” Shares do not have cumulative voting rights, and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Directors. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case. Shareholders are entitled to redeem their shares as set forth under “Redemption of Shares.”

Transfer Agent

      Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Management of the Fund — Transfer Agency Services.”

Custodian

      The Bank of New York, 100 Church Street, New York, New York 10007, is the Fund’s Custodian. The Custodian is responsible for maintaining, safeguarding and controlling each Portfolio’s cash and securities, handling receipt and delivery of securities and collecting interest on the investments.

Counsel and Auditor

      Clifford Chance Rogers & Wells LLP, counsel to the Fund, passes upon legal matters for the Fund in connection with the shares offered by this Prospectus. Deloitte & Touche LLP, independent auditors, are auditors of the Fund.

Shareholder Reports

      The Fund issues to its shareholders reports, at least semi-annually, containing unaudited financial statements and annual reports containing financial statements examined by auditors approved annually by the Directors. Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder’s related accounts the shareholder should notify in writing:

Financial Data Services, Inc.
P.O. Box 45289
Jacksonville, Florida 32232-5289

      The written notification should include the shareholder’s name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/ or mutual fund account numbers.

Shareholder Inquiries

      Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

      The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

      Under a separate agreement, ML & Co. has granted the Fund the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

Computation of Offering Price Per Share

      The offering price for Class A , Class B, Class C and Class D shares of the Insured, National and Limited Maturity, based on the value of each Portfolio’s net assets and the number of shares outstanding as of June 30, 2000, is calculated as set forth below.

Insured Portfolio:

	Class A	Class B	Class C	Class D

Net Assets	$972,420,120	$276,154,551	$12,855,886	$99,325,839

Number of Shares Outstanding	132,063,243	37,529,673	1,746,718	13,492,271

Net Asset Value Per Share

(net assets divided by number of shares outstanding)	$7.36	$7.36	$7.36	$7.36

Sales Charge (Class A and Class D shares:

4.00% of offering price (4.17% of net asset value per share))*	.31	**	**	.31

Offering Price	$7.67	$7.36	$7.36	$7.67

National Portfolio:

	Class A	Class B	Class C	Class D

Net Assets	$682,552,989	$254,859,798	$30,303,121	$86,701,521

Number of Shares Outstanding	70,335,737	26,272,045	3,122,069	8,930,814

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$9.70	$9.70	$9.71	$9.71

Sales Charge (Class A and Class D shares:

4.00% of offering price (4.17% of net asset value per share))*	.40	**	**	.40

Offering Price	$10.10	$9.70	$9.71	$10.11

Limited Maturity Portfolio:

	Class A	Class B	Class C	Class D

Net Assets	$215,420,997	$32,741,774	$308,337	$39,090,075

Number of Shares Outstanding	21,859,312	3,321,807	31,399	3,964,538

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$9.85	$9.86	$9.82	$9.86

Sales Charge (Class A and Class D shares:

1.00% of offering price (1.01% of the net asset value per share))*	.10	**	**	.10

Offering Price	$9.95	$9.86	$9.82	$9.96

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within four years of purchase (for Class B shares of Insured Portfolio and National Portfolio) or within one year of purchase (for Class B shares of Limited Maturity Portfolio and Class C shares). See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares” in the Prospectus and “Redemption of Shares — Deferred Sales Charge — Class B and Class C Shares” herein.

Financial Statements

      The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to the Fund’s 2000 annual report to shareholders. You may request a copy of the annual report at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m. on any business day.

APPENDIX A

DESCRIPTIONS OF RATINGS

Descriptions of Moody’s Investors Service, Inc.’s Municipal Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Other the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

      Rating Refinements: Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification form Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Short-term Notes: The three ratings of Moody’s for short-term notes are MIG 1, MIG 2 and MIG 3. MIG 1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG 2 denotes high quality. Margins of protection are ample although not so large as in the preceding group; MIG 3 denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Descriptions of Moody’s Commercial Paper Ratings

      Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations having an original maturity not in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

      Descriptions of Moody’s Short-Term Note Ratings The two highest ratings of Moody’s for short-term notes are MIG-1 and MIG-2; MIG-1 denotes “best quality, enjoying strong protection from established cash flows”; MIG-2 denotes “high quality” with “ample margins of protection.”

      Descriptions of Moody’s Variable Rate Demand Obligation Ratings Moody’s has separate rating categories for variable rate demand obligations (“VRDOs”). VRDOs will receive two ratings. The first rating, depending of the maturity of the VRDO, will be assigned either a bond or MIG rating which represents an evaluation of the risk associated with scheduled principal and interest payments. The second rating, designated as “VMIG,” represents an evaluation of the degree of risk associated with the demand feature. The VRDO demand feature ratings symbols are:

VMIG 1: strong protection by established cash flows, superior liquidity support, demonstrated access to the market for refinancing.

VMIG 2: ample margins of protection, high quality.

VMIG 3: favorable quality, liquidity and cash flow protection may be narrow, market access for refinancing may be less well established.

Descriptions of Standard & Poor’s Municipal Debt Ratings

      A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

(i).	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

(ii).	Nature of and provisions of the obligation;

(iii).	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA	Debt rated “AAA” have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” have a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A	Debt rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

BBB	Debt rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB B CCC CC	Debt rated “BB,” “B,” “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest of speculation. While such debts will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

C	The rating “C” is reserved for income bonds on which no interest is being paid.

D	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

      Plus (+) or Minus (-):  The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Provisional Ratings:  The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Descriptions of Standard & Poor’s Commercial Paper Ratings

      A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The four categories are as follows:

A	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1	This designation indicates that the degree of safety regarding timely payment is very strong.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

      The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Descriptions of Standard & Poor’s Note Ratings

      A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      — Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

      — Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

SP-1	Very strong, or strong, capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch IBCA, Inc.’s (“Fitch”) Investment Grade Bond Ratings

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

      Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A	Bond considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

      Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

Description of Fitch’s Speculative Grade Bond Ratings

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligations for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

      Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

DDD DD D	Bonds are in default in interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short-Term Ratings

      Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

      Fitch’s short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate: however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

APPENDIX B

INSURANCE ON PORTFOLIO SECURITIES

      Set forth below is further information with respect to the Mutual Fund Insurance Policies (the “Policies”) which the Fund has obtained from AMBAC Assurance Corporation (“AMBAC”), Municipal Bond Investors Assurance Corporation (“MBIA”) and Financial Security Assurance Inc. (“FSA”), with respect to Insured Municipal Bonds held by the Insured Portfolio (see “Investment Policies of the Portfolios — Insured Portfolio”). During the fiscal year ended June 30, 2000, the premium for the Policies aggregated $6,320 or approximately .0004% of the average net assets of the Insured Portfolio.

      In determining eligibility for insurance, AMBAC, MBIA and FSA have applied their own standards, which correspond generally to the standards they normally use in establishing the insurability of new issues of Municipal Bonds and which are not necessarily the criteria which would be used in regard to the purchase of Municipal Bonds by the Insured Portfolio. The Policies do not insure (i) municipal securities ineligible for insurance, or (ii) municipal securities that are no longer owned by the Insured Portfolio. In addition, the AMBAC policy does not insure municipal obligations which were insured as to the payment of principal and interest at the time of their issuance by AMBAC.

      The Policies do not guarantee the market value of the Insured Municipal Bonds or the value of the shares of the Insured Portfolio. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims paying ability of any such insurer deteriorates, neither AMBAC, MBIA nor FSA has any obligation to insure any issue held by the Insured Portfolio which is adversely affected by either of the above described events. The AMBAC policy provides for an annual policy period, which is renewable by the Fund for successive annual periods for so long as the Fund is in compliance with the terms of the AMBAC policy. In addition to the payment of premiums, the Policies require that the Insured Portfolio notify AMBAC and MBIA as to all Municipal Bonds in the Insured Portfolio and permit AMBAC and MBIA to audit records. The insurance premiums are payable monthly by the Insured Portfolio in accordance with a premium schedule which was furnished by AMBAC, MBIA and FSA at the time the Policies were issued. Premiums are based upon the amounts covered and the composition of the portfolio. AMBAC has reserved the right to change the premium schedule for any renewal policy period as to any municipal securities purchased by the Insured Portfolio during such renewal period. The FSA policy and the MBIA policy both provide that the premium rate for subsequent purchases by the Insured Portfolio of the same obligations will be determined by FSA or MBIA as of the date of such purchases.

      AMBAC has received a letter ruling from the Internal Revenue Service, which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid by AMBAC to municipal bond funds substantially similar to the Insured Portfolio, under policy provisions substantially identical to the policy described herein, will be excludable from federal gross income under Section 103(a) of the Internal Revenue Code.

      AMBAC insures the portfolio of the Insured Portfolio and the prompt payment of the interest and principal of new issues of Municipal Bonds and Municipal Bond portfolios of individuals, banks, trust companies, corporations, insurance companies and units trusts. As of June 30, 2000, the admitted assets of AMBAC were approximately $4.11 billion (unaudited) with a qualified capital of approximately $2.58 billion (unaudited). Qualified capital consists of the statutory contingency reserve and policyholders’ surplus of the insurance company.

      FSA insures the prompt payment of interest and principal of new issues of Municipal Bonds and Municipal Bond portfolios of individuals, banks, trust companies, corporations, insurance companies and unit trusts. As of June 30, 2000, the total admitted assets (unaudited) of FSA were approximately $2.98 billion with a total capital and surplus (unaudited) of approximately $1.31 billion as reported to the Insurance Department of the State of New York.

      MBIA insures the prompt payment of interest and principal of new issues of Municipal Bonds and Municipal Bond portfolios of individuals, banks, trust companies, corporations, insurance companies and unit

B-1

trusts. As of June 30, 2000, the total admitted assets of MBIA were approximately $7.35 billion (unaudited) with total capital and surplus of approximately $2.47 billion (unaudited).

      AMBAC has entered into reinsurance agreements with a number of unaffiliated reinsurers, relating to the municipal bond insurance programs of AMBAC including the insurance obtained by the Fund for the portfolio of the Insured Portfolio.

      The contracts of insurance relating to the Insured Portfolio and the negotiations in respect thereof represent the only significant relationship between AMBAC, MBIA and FSA and the Fund. Otherwise neither AMBAC or any associate thereof, nor MBIA or any associate thereof, nor FSA or any associate thereof has any material business relationship, direct or indirect, with the Fund.

      AMBAC, MBIA and FSA are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation, however, is not a guarantee that any of AMBAC, MBIA or FSA will be able to perform on its contractual insurance in the event a claim should be made thereunder at some time in the future.

      The information relating to AMBAC, MBIA and FSA set forth above, including the financial information, has been furnished by such corporations. Financial information with respect to AMBAC, MBIA and FSA appears in reports filed by AMBAC, MBIA and FSA with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information with respect to AMBAC, MBIA or FSA or as to the absence of material adverse changes in such information subsequent to the date thereof.

B-2

CODE #10130-1099

PART C. OTHER INFORMATION

Item 23.  Financial Statements and Exhibits.

Exhibit
Number			Description

1	(a)	—	Articles of Incorporation (incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1, filed October 31, 1980 (Post-Effective Amendment No. 4)).
	(b)	—	Articles of Amendment (incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A, filed October 12, 1988 (Post-Effective Amendment No. 13)).
	(c)	—	Articles Supplementary to the Articles of Incorporation increasing the authorized capital stock of the Insured Portfolio (incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A, filed October 29, 1990 (Post-Effective Amendment No. 15)).
	(d)	—	Articles Supplementary to the Articles of Incorporation establishing Class B Common Stock of Limited Maturity Portfolio (incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 16, filed September 1, 1992).
2		—	By-Laws (incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 13).
3		—	Inapplicable.
4		—	Advisory Agreement between Registrant and Fund Asset Management, Inc. (incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 4).
5		—	Form of Unified Distribution Agreement between Registrant and FAM Distributors, Inc. (the “Distributor”).
6		—	Inapplicable.
7		—	Custodian Agreement between Registrant and The Bank of New York (incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 4).
8	(a)	—	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Insured Portfolio of Registrant and Financial Data Services, Inc. (incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 13).
	(b)	—	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between National Portfolio of Registrant and Financial Data Services, Inc. (incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 13).
	(c)	—	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Limited Maturity Portfolio of Registrant and Financial Data Services, Inc. (incorporated by reference to Post-Effective Amendment No. 13).
	(d)	—	Credit Agreement between the Registrant and a syndicate of banks (incorporated by reference to Exhibit 8(b) to the Registration Statement on Form N-1A of Master Premier Growth Trust (File No. 811-09733), filed on December 21, 1999).
9		—	Opinion and Consent of Rogers & Wells LLP (incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 25, filed October 29, 1999).
10		—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
11		—	Inapplicable.
12	(a)	—	Letter from Fund Asset Management, Inc. with respect to the purchase of 10,257 shares of Registrant’s Common Stock (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, filed August 10, 1979).

Exhibit
Number			Description

	(b)	—	Letter from Fund Asset Management, L.P. with respect to the purchase of shares of Registrant’s Class C and Class D Common Stock of the Insured Portfolio (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 20).
	(c)	—	Letter from Fund Asset Management, L.P. with respect to the purchase of shares of Registrant’s Class C and Class D Common Stock of the National Portfolio (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 20).
	(d)	—	Letter from Fund Asset Management, L.P. with respect to the purchase of shares of Registrant’s Class C and Class D Common Stock of the Limited Maturity Portfolio (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 20).
13	(a)	—	Amended and Restated Class B Distribution Plan of Registrant (including Class B Distribution Plan Sub-Agreement incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 20).
	(b)	—	Form of Class C Distribution Plan of Registrant (including Class C Distribution Plan Sub-Agreement, incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 20).
	(c)	—	Form of Class D Distribution Plan of Registrant (including Class D Distribution Plan Sub-Agreement) (incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 20).
14		—	Merrill Lynch Select Pricing System Plan pursuant to Rule 18f-3 (incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 25, filed October 29, 1999).
15		—	Code of Ethics (incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File No. 33-55843), filed on March 29, 2000).

Item 24.  Persons Controlled by or under Common Control with the Registrant.

      Inapplicable.

Item 25.   Indemnification.

      Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

      Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the “Investment Company Act”), may be concerned, Article VI of the Registrant’s By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii)(a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the advance, or (c) a majority of a quorum of the Registrant’s disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

      In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of Manager.

      Fund Asset Management, L.P. (the “Manager” or “FAM”) acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch World Income Fund, Inc., The Asset Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund II, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and Senior High Income Portfolio, Inc.

      Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch

Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., The Asset Program Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLIM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

      The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

      Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since August 1, 1998 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Director and Mr. Burke is Treasurer of the investment companies advised by FAM or MLIM described in the preceding paragraphs and Messrs. Giordano, Doll and Monagle are directors, trustees or officers of one or more of such companies.

	Position with	Other Substantial Business,
Name	Investment Adviser	Profession, Vocation or Employment

ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM.

Princeton Services	General Partner	General Partner of MLIM.

Jeffrey M. Peek	President	President of MLIM; President and Director of Princeton Services; Executive Vice President of ML & Co.; Managing Director and Co-Head of the Investment Banking Division of Merrill Lynch in 1997.

Terry K. Glenn	Executive Vice President	Executive Vice President of MLIM; Executive Vice President and Director of Princeton Services; President and Director of FAM Distributors, Inc. (“FAMD”); Director of FDS; President of Princeton Administrators, L.P.

Gregory A. Bundy	Chief Operating Officer and Managing Director	Chief Operating Officer and Managing Director of MLIM; Chief Operating Officer and Managing Director of Princeton Services, Inc.; Co-CEO of Merrill Lynch Australia from 1997 to 1999.

	Position with	Other Substantial Business,
Name	Investment Adviser	Profession, Vocation or Employment

Donald C. Burke	Senior Vice President	Senior Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997.

Michael G. Clark	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services; Director and Treasurer of FAMD.

Robert C. Doll	Senior Vice President	Senior Vice President of FAM; Senior Vice President of Princeton Services, Chief Investment Officer of Oppenheimer Fund, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

Vincent R. Giordano	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services.

Michael J. Hennewinkel	Senior Vice President, Secretary and General Counsel	Senior Vice President, Secretary and General Counsel of MLIM; Senior Vice President of Princeton Services.

Philip L. Kirstein	Senior Vice President	Senior Vice President of MLIM; Senior Vice President, Director, General Counsel and Secretary of Princeton Services.

Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of Princeton Funds Distributor, Inc.

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Joseph T. Monagle, Jr.	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services.

Brian A. Murdock	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services.

Gregory D. Upah	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services

Item 27.  Principal Underwriters.

      (a)  FAMD acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch

Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

      (b)  Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Crook, Breen, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

	Positions and Offices	Positions and Offices
Name	with Underwriter	with Registrant

Terry K. Glenn	President	Executive Vice President

Michael G. Clark	Vice President and Treasurer	None

Thomas J. Verage	Director	None

Robert W. Crook	Senior Vice President	None

Michael J. Brady	Vice President	None

William M. Breen	Vice President	None

Donald C. Burke	Vice President	Vice President and Treasurer

James T. Fatseas	Vice President	None

Debra W. Landsman-Yaros	Vice President	None

Michelle T. Lau	Vice President	None

William Wasel	Vice President	None

Robert Harris	Secretary	None

      (c)  Not applicable.

Item 28.  Location Of Accounts And Records.

      All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act, and the rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Item 29.  Management Services.

      Other than as set forth under the caption “Management of the Fund — Management and Advisory Arrangements” in the Prospectus constituting Part A of the Registration Statement and under the caption “Management of the Fund — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related services contract.

Item 30.  Undertakings.

      Not applicable.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and State of New Jersey on the 27th day of October, 2000.

Merrill Lynch Municipal Bond Fund, Inc.
(Registrant)

By:

Terry K. Glenn, President
(Principal Executive Officer)

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

Signature	Title	Date

* Terry K. Glenn	President and Director (Principal Executive Officer)
* Donald C. Burke	Treasurer (Principal Financial and Accounting Officer)
* Ronald W. Forbes	Director
* Cynthia A. Montgomery	Director
* Charles C. Reilly	Director
* Kevin A. Ryan	Director
* Roscoe S. Suddarth	Director
* Richard R. West	Director
* Arthur Zeikel	Director
* Edward D. Zinbarg	Director
*By: Terry K. Glenn, Attorney-in-fact		October 27, 2000

EXHIBIT INDEX

Exhibit
Number	Description

10	— Consent of Deloitte & Touche LLP, independent auditors for the Registrant